                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-6324

Exact name of registrant as specified in charter:
Delaware Group Global and International Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2004

Item 1.  Reports to Stockholders

                                         Delaware
                                         Investments(SM)
                                         --------------------------------------
                                         A member of Lincoln Financial Group(R)

INTERNATIONAL





ANNUAL REPORT NOVEMBER 30, 2004
--------------------------------------------------------------------------------
              DELAWARE INTERNATIONAL VALUE EQUITY FUND

              DELAWARE EMERGING MARKETS FUND

              DELAWARE INTERNATIONAL SMALL CAP VALUE FUND






[LOGO]
POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

----------------------------------------------------
PORTFOLIO MANAGEMENT REVIEWS                       1
----------------------------------------------------
PERFORMANCE SUMMARIES                              7
----------------------------------------------------
DISCLOSURES OF FUND EXPENSES                      13
----------------------------------------------------
SECTOR ALLOCATIONS                                15
----------------------------------------------------
FINANCIAL STATEMENTS:

  Statements of Net Assets                        18

  Statements of Operations                        24

  Statements of Changes in Net Assets             25

  Financial Highlights                            26

  Notes to Financial Statements                   39
----------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                         46
----------------------------------------------------
OTHER FUND INFORMATION                            47
----------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                        48
----------------------------------------------------





    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Sub advisory services provided by Mondrian Investment Partners Limited.

(C) 2004 Delaware Distributors, L.P.

PORTFOLIO                               DELAWARE INTERNATIONAL VALUE EQUITY FUND
  MANAGEMENT REVIEW                     December 10, 2004

FUND MANAGERS
Clive A. Gillmore
Deputy Managing Director & Senior Portfolio Manager
Mondrian Investment Partners Limited

Nigel G. May
Senior Portfolio Manager & Regional Research Director
Mondrian Investment Partners Limited

Emma R.E. Lewis
Senior Portfolio Manager
Mondrian Investment Partners Limited

Q: HOW WOULD YOU CHARACTERIZE THE ENVIRONMENT FOR INTERNATIONAL EQUITIES DURING THE 12-MONTH PERIOD?
A: Across the globe, we observed strong stock performance against a backdrop of economic growth. Japan performed well early on, based on the general perception that its economy had recovered. But by the end of the year, however, Japanese stocks relinquished many of those gains given weak domestic demand. Elsewhere in Asia, developed economies fared quite well, helped by the economic dynamo of Chinese demand for goods and services.

Results in Europe were mixed. A major event occurred on May 1, 2004 when 10 nations entered the European Union (EU). These countries have tended to attract new investment, as they offer a plentiful supply of well-educated workers at competitive wages. This development presents both challenges and opportunities for existing members, with increased competition offset by the potential development of a large new customer base.

Q: HOW DID DELAWARE INTERNATIONAL VALUE EQUITY FUND PERFORM DURING ITS FISCAL YEAR?
A: For the 12-month period ended November 30, 2004, Delaware International Value Equity Fund returned +23.83% (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, appreciated +24.66%. The Fund's peer group, as measured by the Lipper International Multi-Cap Funds Average, gained +23.77% (source: Lipper Inc.).

Q: WHAT FACTORS DROVE THE FUND'S RELATIVE PERFORMANCE DURING THE PERIOD?
A: Market allocation and security selection were positive influences on Fund return, while currency selection impeded relative performance. Our stringent analysis, which employs a dividend discount model to identify relative value in both nations and individual stocks, revealed to us favorable valuations in such countries as Australia, Hong Kong, New Zealand, Spain, and Belgium. All of these markets outperformed the MSCI EAFE Index. Our absence of exposure in Switzerland and our underweighting in Japan also proved beneficial to Fund return, as these markets underperformed the benchmark.

Q: YOU MENTIONED THAT SECURITY SELECTION WAS A POSITIVE FOR THE FUND. WHAT WERE SOME STOCKS THAT PERFORMED WELL DURING THE FISCAL YEAR?
A: Jardine Matheson Holdings, which appreciated 93 percent for the 12-month period, is a conglomerate listed in Singapore and headquartered in Hong Kong. Jardine Matheson has many lines of business including commercial real estate, supermarkets, hotels, financial services, and shipping. In this sense, it may serve as a proxy for the region's economic recovery. In Hong Kong, for instance, the company benefited from strong demand for commercial space from Chinese enterprises seeking access to financial, legal, public relations, and other services.

Turning to Europe, the U.K. company Mitchells & Butlers, a branded operator of bars and restaurants, performed extremely well during the 12-month period. The company launched a securitization program that has helped balance sheet efficiency and as a result, its stock price appreciated 94 percent during the fiscal year. Our position in the German utility Rheinisch Westfaelisches Elek AG
(RWE) also turned in a strong performance, with its 70 percent appreciation linked to positive news about electricity prices. There is also a sense of confidence among investors for the company's new CEO and his programs for restructuring, which has brought financial discipline and increased operating efficiency.

Q: CAN YOU TELL US ABOUT SOME OF THE FUND'S DISAPPOINTMENTS?
A: National Australia Bank (NAB) suffered from a case of fraud associated with foreign exchange during the fiscal year, prompting sweeping changes in management and operations. With profit expectations downgraded, the stock underperformed the benchmark yet still generated a positive absolute return of 10 percent. We have reviewed the company's financials carefully and are optimistic about the stock's prospects going forward.

Another name that did not perform to our expectations was Amcor, an Australian packaging company. Amcor downgraded profit expectations during the year, resulting in a disappointing return of +0.3%. However, because Amcor's management is focusing on cost reduction, we remain comfortable with the stock's long-term outlook.

PORTFOLIO                               DELAWARE INTERNATIONAL VALUE EQUITY FUND
  MANAGEMENT REVIEW (CONTINUED)


Q: YOU MENTIONED THAT THE IMPACT OF CURRENCIES WAS A NEGATIVE ON FUND PERFORMANCE DURING THE FISCAL YEAR. CAN YOU EXPLAIN WHAT HAPPENED?
A: The Fund's performance relative to its benchmark was negatively affected by our decision to be underweighted in both the euro and yen, which rose 10 and six percent, respectively. The most significant currency issue resulted from our decision to hedge 40 percent of our pound sterling exposure. Our purchasing power parity model revealed that the pound sterling was significantly overvalued. This situation could have precluded our holding U.K. stocks that we believed possessed solid performance prospects, especially in the weightings we preferred. We chose to acquire our favored British stocks and hedge a portion of the currency exposure. However, the pound sterling appreciated against the U.S. dollar, so the hedge had a negative impact on Fund performance.

PORTFOLIO                                        DELAWARE EMERGING MARKETS FUND
  MANAGEMENT REVIEW (CONTINUED)                  December 10, 2004

FUND MANAGERS
Clive A. Gillmore
Deputy Managing Director & Senior Portfolio Manager
Mondrian Investment Partners Limited

Robert Akester
Senior Portfolio Manager
Mondrian Investment Partners Limited

Emma R. E. Lewis
Senior Portfolio Manager
Mondrian Investment Partners Limited

Q: HOW DID THE EMERGING MARKETS PERFORM DURING THE FISCAL YEAR?
A: The emerging markets outperformed most developed market indexes for the 12-month period ended November 30, 2004. The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index appreciated nearly 29 percent. Obviously, one number doesn't tell the whole story; over the course of the year, many emerging markets economies experienced significant shifts. For example, Korean markets began the period on an upswing, then fell back, only to finish the period strongly. Korea's gain of 10 percent in November 2004 was due in large part to the won's appreciation against the U.S. dollar. Over the course of the fiscal year, the Asian region in general had been the weakest in the benchmark index, but finished on a strong note, rising nearly 10 percent in November.

Latin America showed the strongest performance from start to finish;
Brazil and Mexico in particular posted solid gains. After the explosive returns investors witnessed in the emerging markets during 2003, a certain amount of profit taking in many of the leading markets was inevitable. Some of the more obvious pricing anomalies in these markets have been smoothed out. Interestingly, the lack of global crises during the period allowed investors to look at valuations more rationally and helped companies fulfill more of their potential.

Q: HOW DID THE FUND PERFORM VERSUS ITS BENCHMARK INDEX AND PEER FUNDS FOR THE 12-MONTH PERIOD?
A: For its fiscal year ended November 30, 2004, Delaware Emerging Markets Fund returned +36.01% (Class A shares at net asset value with distributions reinvested). The Fund significantly outperformed both the +28.88% gain of its benchmark, the MSCI EMF Index, and its peer group, as measured by the Lipper Emerging Markets Fund Average, which gained +27.78% (source: Lipper Inc.).

The Fund's outperformance versus its peers was largely due to positive stock selection, particularly in Latin America and developing European nations. Our selective underweightings in Asia also benefited Fund performance. A detractor to the Fund's return for the period was our decision not to invest in some of the smaller, illiquid, and inadequately transparent markets that appreciated strongly, including Jordan, Colombia, and Venezuela.

Q: CAN YOU DESCRIBE YOUR STRATEGY IN SELECTING AND HOLDING SECURITIES FOR THE FUND?
A: A cornerstone of our strategy is a strong value emphasis at the individual security level. We rely on the dividend discount model, which compares the inflation-adjusted value of a stock's expected income with its current price. We conduct intensive analysis into the flow of dividends likely to be generated by each market and stock in which we might invest. We travel frequently to meet with an evaluate management teams of companies under consideration from around the globe.

Over the fiscal year, many of the Fund's holdings continued to appreciate. Our outperformance relative to the Fund's benchmark this year implies that many of our holdings have moved closer to fairly priced trading levels according to our strict evaluation methodology. Indeed we did elect to take profits in some portfolio holdings, selling out of a few companies at very substantial profits, and trimming back positions in other stocks. The challenge is, as usual, to find the next round of potentially-outperforming stocks. Nevertheless we believe that compelling opportunities remain. The sheer inefficiency of emerging markets, when combined with their undercoverage by analysts, makes a solid case, in our opinion, for continuing to invest in emerging markets going forward.

Q: HOW HAS THE DECLINING DOLLAR IMPACTED EMERGING MARKETS?
A: The slide of the U.S. dollar has increasingly preoccupied investor attention. Along with other major world currencies, many emerging market currencies have risen significantly in recent months. For example, the MSCI EMF Index was up 12 percent for the first 11 months of 2004 in local currency terms. By adding in the impact of currency appreciation, the index's gain rose to just under 20 percent, in U.S. dollar terms. Given that many countries have either pegged their currencies to the dollar (such as China) or closely managed the level of the float, this figure obscures much sharper movements that have occurred in certain emerging markets like Korea, South Africa, and Eastern Europe.

PORTFOLIO                                        DELAWARE EMERGING MARKETS FUND
  MANAGEMENT REVIEW (CONTINUED)

This highlights the importance of our currency valuation work in deciding the portfolio structure at any time. Hedging is not always possible in emerging market currencies for reasons of practicality or cost, so where we identify currencies which have moved into overvalued territory we may need to restrict investment in that country or find stocks that could benefit from a subsequent currency reversal. In this respect, as in every other aspect of our investment approach, we focus on ways to position the Fund defensively.

Q: CAN YOU MENTION A FEW STOCKS THAT HAVE ADDED TO OR DETRACTED FROM
PERFORMANCE?
A: Two of the Fund's most substantial detractors from performance were Asian holdings. Our position in the Taiwanese company Pihsiang Machinery, a manufacturer of electric mobility aids, was down significantly by period-end. We believe that short-term setbacks in Pihsiang Machinery's U.S. markets do not necessarily detract from the company's long-term prospects and strong fundamentals and thus we maintained our position.

Similarly, we continue to hold the stock of Chinese company Asia Aluminum in expectation of improved price performance moving forward. Though the company experienced a setback due to pricing pressure in its domestic market last year, it has learnt from those problems and remains on a rapid expansion path. In general, we hold all of the Fund's exposure to China through H shares, which trade on Hong Kong's stock market rather than the more expensive and less well-regulated Chinese exchange.

On the positive side, we experienced many successes during the 12-month period. To name two, we closed out our position in the Czech Republic utility CEZ for an attractive gain, while in India, our sale of telephone company VSNL brought the Fund a handsome profit.

PORTFOLIO                            DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
  MANAGEMENT REVIEW (CONTINUED)      December 10, 2004

FUND MANAGERS
Clive A. Gillmore
Deputy Managing Director & Senior Portfolio Manager
Mondrian Investment Partners Limited

Ormala Krishnan
Senior Portfolio Manager
Mondrian Investment Partners Limited

Q: CAN YOU GIVE AN OVERVIEW OF THE INTERNATIONAL SMALL-CAP EQUITY MARKETS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004?
A: Viewed as a whole, it was a year of strong global economic growth. For the international small-cap equity markets, however, we witnessed two fairly distinct chapters. First, from the beginning of the fiscal year through the first quarter of 2004, small-cap stocks experienced tremendous performance gains, which were driven by a technology sector rally fueled by renewed capital expenditures in both the U.S. and Asian Pacific region. Additionally, there was a general perception among investors that Japan's economy and stock market had recovered.

But during the second quarter of 2004, international small-cap markets began to cool and Japanese stocks started to relinquish the gains experienced earlier in the fiscal year. While the performance decline continued for the remainder of the fiscal year, we witnessed a resurgence in defensive sectors, as with utilities and energy.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
A: For the fiscal year ended November 30, 2004, Delaware International Small Cap Value Fund returned +25.74% (Class A shares at net asset value with distributions reinvested). The Fund's benchmark, the S&P/Citigroup World ex-U.S. Extended Market Index, gained +27.28%, while its peer group, the Lipper International Small to Mid-Cap Value Funds Average, rose +24.64% (source: Lipper Inc.).

Q: HOW WOULD YOU BROADLY ATTRIBUTE FUND PERFORMANCE FOR THE 12-MONTH PERIOD?
A: We modestly trailed the broad market early in the period when growth stocks were providing market leadership. Despite our deep value-driven style, we were fortunate to have been able to capture much of the upside performance of the asset class during the earlier stages of the fiscal year. Also, our underweighted position in Japan was a negative contributor to performance early in the period.

However, our conservative stance on Japan ultimately aided Fund performance, as the nation's stock market slumped during the latter half of the fiscal year. Our underweighting in Australia also impeded performance for the period, as did our hedge against the British pound sterling.

Q: WHAT WAS YOUR STRATEGY TOWARD JAPAN DURING THE FISCAL YEAR?
A: An important cornerstone of our strategy involves maintaining a long-term investment horizon and rigorous security selection criteria. From our analysis, we elected to maintain a 10 percent underweighting in Japanese stocks versus our benchmark index. While the recovery in Japan appeared promising, closer examination identified that a primary driver -- exports -- was essentially limited to a narrow range of companies. Another major driver -- capital expenditures -- typically involved small, nimble-type companies that restructured operations and generated cash flow to fund their capital spending.

For the recovery to expand, we believe such forces will need to filter through the Japanese economy. A critical barometer, in our opinion, is lending growth. While we have not witnessed significant improvement in Japanese lending, which contributed to our decision to be underweighted in Japanese equities, we will continue to monitor this important function for improvement moving forward.

Another cornerstone of our strategy is the search for companies that exhibit characteristics we deem significant for potentially competitive long-term performance, which includes dominant positions in their niche sectors and global diversification in their business.

We also favor a strong focus on shareholder interests, in terms of a progressive, defined dividend policy. Although there has been considerable hype by Japanese corporations to attain such goals as sustainable profitability, solid return on equity (ROE), and minority shareholders' rights, our analysis has found that the willingness of Japanese companies to share profits with shareholders is still not where we believe it should be. In addition, we are just not seeing much dividend growth, and thus continue to maintain our underweighting for the nation.

Q: CAN YOU DESCRIBE A FEW ECONOMIES WHERE YOU HOLD OVERWEIGHTED POSITIONS, AND WHY?
A: Our most significant overweighting was in the U.K., where we closed the fiscal year with close to a 30 percent exposure to British equities. We believe that valuations in the U.K. are very compelling relative to both historical valuations and to peer nations. The types of U.K. companies found in the Fund are in the high-end engineering and services sectors, along with consumer staples and consumer cyclicals. All of these companies are current beneficiaries of the favorable economic environment and, in our opinion, may withstand a stronger pound sterling as well as potentially higher interest rates. We view the sterling as excessively strong relative to the U.S. dollar, and have hedged about 45 percent of our U.K. allocation as a defensive measure. This position had a negative impact on the Fund's performance for the fiscal year, as the dollar continued to decline in value.

PORTFOLIO                            DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
  MANAGEMENT REVIEW (CONTINUED)

Germany is another market in which we were overweighted, with a roughly seven percent allocation at period-end. We are witnessing signs of improvement in the German economy as a result of the capital expenditure recovery in Asia and the U.S., as well as slight easing in fiscal and monetary policy. However, Germany's structural concerns, including excess capacity, an aging population, and tight labor policies continue to be troublesome, in our opinion. Nonetheless, from a bottom-up perspective we believe Germany has a number of attractively valued companies with favorable growth prospects, strong balance sheets, and diversified revenue bases. Our overweightings in both the U.K. and Germany were positives for the Fund's performance during the fiscal year.

Q: CAN YOU NAME TWO SECURITIES THAT PERFORMED WELL DURING THE FISCAL YEAR -- AND TWO THAT UNDERPERFORMED?
A: One of our worst performers for the period was Nestor Healthcare Group. Nestor is a provider of healthcare personnel and services in the U.K. market and includes temporary nursing services. We favor its long-term prospects and thus have maintained our position in the stock.

Another poorly performing stock for the Fund was the Chinese company Asia Aluminum. Although Asia Aluminum sells much of its output overseas, its share price has suffered from current oversupply in China's domestic market. We believe that the market overreacted in the price decline of this stock, as investors tended not to grasp the business operations of this company. We took advantage of Asia Aluminum's favorable valuation to increase our position during the period.

One of our top contributors was the Dutch company Fugro, which is a dominant participant in offshore geological and seismic surveys. Fugro has benefited from exploration and spending by oil companies, particularly in deep water projects, and gained about 40 percent for the Fund during the year. We took some profits in Fugro during the period, but maintained a position in the stock at fiscal year-end.

A few months ago we sold our entire position in the German optical retailer Fieldman, as its price ran far above our valuation level. The result was a 40 percent gain for the Fund.

DELAWARE
  INTERNATIONAL VALUE EQUITY FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware International Value Equity Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2004                                     Lifetime   10 Years    Five Years   One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 10/31/91)
Excluding Sales Charge                                         +8.17%      +7.99%       +5.97%     +23.83%
Including Sales Charge                                         +7.68%      +7.35%       +4.72%     +16.75%
----------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                                         +6.46%      +7.39%       +5.24%     +23.00%
Including Sales Charge                                         +6.46%      +7.39%       +4.87%     +19.00%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +7.18%                   +5.24%     +22.94%
Including Sales Charge                                         +7.18%                   +5.24%     +21.94%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended November 30, 2004 for Delaware International Value Equity Fund's Class R shares were +27.27% and +23.43%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 10/31/91), 10-year, five-year, and one-year periods ended November 30, 2004 for Delaware International Value Equity Fund's Institutional Class shares were +8.46%, +8.31%, +6.28%, and +24.21%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 was based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware International Value Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEQIX
Nasdaq Class R symbol: DIVRX

DELAWARE
  INTERNATIONAL VALUE EQUITY FUND

FUND BASICS
As of November 30, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term growth without undue risk to principal.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$597.48 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
54
--------------------------------------------------------------------------------
FUND START DATE:
October 31, 1991
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Clive A. Gillmore is a graduate of Warwick University and the London Business School Investment Program. He has 21 years of investment experience. Mr. Gillmore helped found Mondrian Investment Partners Limited (formerly known as Delaware International Advisers Ltd.) in 1990. Before that he was a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd.

Nigel G. May is a graduate of Sidney Susses College, Cambridge University and has 18 years of investment experience. He joined Mondrian Investment Partners Limited (formerly known as Delaware International Advisers Ltd.) in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel Investment Management Ltd.

Emma R. E. Lewis received a master's degree from Pembroke College, Oxford University and has 14 years of investment experience. She joined Mondrian Investment Partners Limited (formerly known as Delaware International Advisers Ltd.) in 1995, assuming analytical responsibilities in the Pacific Basin Team. Ms. Lewis began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management in London. Ms. Lewis is an associate of the U.K. Society of Investment Professionals.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DEGIX
Class B  DEIEX
Class C  DEGCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1994 through November 30, 2004

                    DELAWARE INTERNATIONAL
                   VALUE EQUITY FUND CLASS        MSCI EAFE
                         A SHARES                   INDEX
                   ------------------------     ------------
     30-Nov-94            $9,425                   $10,000
     30-Nov-95           $10,195                   $10,790
     30-Nov-96           $12,663                   $12,094
     30-Nov-97           $13,077                   $12,079
     30-Nov-98           $14,221                   $14,107
     30-Nov-99           $15,211                   $17,130
     30-Nov-00           $15,268                   $15,509
     30-Nov-01           $13,996                   $12,582
     30-Nov-02           $12,940                   $11,045
     30-Nov-03           $16,417                   $13,779
     30-Nov-04           $20,326                   $17,177

Chart assumes $10,000 invested on November 30, 1994 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DELAWARE
  EMERGING MARKETS FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Emerging Markets Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2004                   Lifetime  Five Years     One Year
------------------------------------------------------------------------------
Class A (Est. 6/10/96)
Excluding Sales Charge                       +6.56%     +14.33%      +36.01%
Including Sales Charge                       +5.82%     +12.99%      +28.24%
------------------------------------------------------------------------------
Class B (Est. 6/10/96)
Excluding Sales Charge                       +5.83%     +13.50%      +35.08%
Including Sales Charge                       +5.83%     +13.22%      +31.08%
------------------------------------------------------------------------------
Class C (Est. 6/10/96)
Excluding Sales Charge                       +5.78%     +13.50%      +35.02%
Including Sales Charge                       +5.78%     +13.50%      +34.02%
------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2004 for Delaware Emerging Markets Fund's Institutional Class shares were +6.87%, +14.62%, and +36.34%, respectively. Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEMIX

DELAWARE
  EMERGING MARKETS FUND

--------------------------------------------------------------------------------
FUND BASICS
As of November 30, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$340.19 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
86
--------------------------------------------------------------------------------
FUND START DATE:
June 10, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Robert Akester is a graduate of University College, London and has 35 years of investment experience. Before joining Mondrian Investment Partners Limited (formerly known as Delaware International Advisers Ltd.) in 1996, he was a director for Hill Samuel Investment Management Ltd. Mr. Akester is an associate of the Institute of Actuaries, with a certificate in finance and investment.

Clive A. Gillmore
Emma R. E. Lewis
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DEMAX
Class B  DEMBX
Class C  DEMCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
June 10, 1996 (Fund's inception) through November 30, 2004

                     DELAWARE
                     EMERGING           MSCI EMERGING
                   MARKETS FUND         MARKETS FREE
                  CLASS A SHARES           INDEX
                  --------------        -------------
     30-Jun-96        $9,472               $10,000
     30-Nov-96        $9,397                $9,538
     30-Nov-97        $9,696                $8,272
     30-Nov-98        $6,626                $6,418
     30-Nov-99        $8,266                $9,337
     30-Nov-00        $6,879                $7,131
     30-Nov-01        $7,229                $6,605
     30-Nov-02        $7,708                $6,932
     30-Nov-03       $11,871                $9,772
     30-Nov-04       $16,145               $12,594

Chart assumes $10,000 invested on June 10, 1996, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the MSCI Emerging Markets Free Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The MSCI EMF Index is an unmanaged composite of international stocks in emerging market countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DELAWARE
  INTERNATIONAL SMALL CAP VALUE EQUITY FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware International Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2004                  Lifetime      Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/19/97)
Excluding Sales Charge                       +9.23%        +7.29%       +25.74%
Including Sales Charge                       +8.30%        +6.03%       +18.52%
--------------------------------------------------------------------------------
Class B (Est. 9/28/01)
Excluding Sales Charge                      +16.40%                     +24.68%
Including Sales Charge                      +15.89%                     +20.68%
--------------------------------------------------------------------------------
Class C (Est. 9/28/01)
Excluding Sales Charge                      +16.44%                     +24.80%
Including Sales Charge                      +16.44%                     +23.80%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. No Class R shares were made available during the periods shown.

The average annual total returns for the lifetime (since 12/19/97), five-year, and one-year periods ended November 30, 2004 for Delaware International Small Cap Value Fund's Institutional Class shares were +9.36%, +7.46%, and +25.91%, respectively. Institutional Class shares were first made available on December 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware International Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DABIX

DELAWARE
  INTERNATIONAL SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
FUND BASICS
As of November 30, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$28.29 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
75
--------------------------------------------------------------------------------
FUND START DATE:
December 19, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Clive A. Gillmore

Ormala Krishnan received a BSc in mathematics from the National University of Singapore and an MSc in actuarial science from City University, London. She began her investment career in 1993 with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for equity markets in Japan, Thailand, and Indonesia. In 1999, Ms. Krishnan moved to London to serve as an investment consultant with William M. Mercer. She subsequently joined Mondrian Investment Partners Limited (formerly known as Delaware International Advisers Ltd.) in 2000 as a portfolio manager, emerging markets. In January 2003, Ms. Krishnan was promoted to senior portfolio manager and currently heads the international small-capitalization team. She is also currently pursuing a PhD in investments with City University Business School, London.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DABAX
Class B  DABBX
Class C  DABCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 19, 1997 (Fund's inception) through November 30, 2004

           DELAWARE INTERNATIONAL                            S&P/CITIGROUP
            SMALL CAP VALUE FUND                             WORLD EX-U.S.
              CLASS A SHARES          MSCI EAFE INDEX     EXTENDED MARKET INDEX
           ----------------------     ---------------     ---------------------
31-DEC-97         $9,513                 $10,000                $10,000
30-NOV-98         $9,979                 $11,574                $10,717
30-NOV-99        $12,249                 $14,054                $12,433
30-NOV-00        $11,597                 $12,724                $11,184
30-NOV-01        $11,239                 $10,323                 $9,589
30-NOV-02         $9,752                  $9,063                 $8,825
30-NOV-03        $13,845                 $11,306                $12,266
30-NOV-04        $17,406                 $14,094                $15,612



The chart assumes $10,000 invested on December 19, 1997 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. All performance as of September 21, 2001 reflects an asset-based distribution charge of up to 0.30% of total net assets. The chart also assumes $10,000 invested in the MSCI EAFE Index and the S&P/Citigroup World ex-U.S. Extended Market Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. The S&P/Citigroup World ex-U.S. Extended Market Index is an unmanaged composite of primarily smaller company stocks from developing foreign countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                      For the Period June 1, 2004 to November 30, 2004
  OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions. In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

DELAWARE INTERNATIONAL VALUE EQUITY FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                           Beginning    Ending     Annualized     Expenses
                                                            Account     Account      Expense    Paid During
                                                             Value       Value        Ratio       Period
                                                            6/1/04     11/30/04                  6/1/04 to
                                                                                                  11/30/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,147.50      1.70%         $9.13
Class B                                                     1,000.00    1,144.10      2.40%         12.86
Class C                                                     1,000.00    1,143.50      2.40%         12.86
Class R                                                     1,000.00    1,145.80      2.00%         10.73
Institutional Class                                         1,000.00    1,149.20      1.40%          7.52
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,016.50      1.70%         $8.57
Class B                                                     1,000.00    1,013.00      2.40%         12.08
Class C                                                     1,000.00    1,013.00      2.40%         12.08
Class R                                                     1,000.00    1,015.00      2.00%         10.08
Institutional Class                                         1,000.00    1,018.00      1.40%          7.06
-----------------------------------------------------------------------------------------------------------

(1) Other expenses are expected to decrease during the Fund's fiscal year ended November 30, 2005 due to a reduction in transfer agent fees associated with servicing retirement accounts. Had the reduction been in effect during the period, the Fund's expense analysis would be as follow:

                                                            Beginning    Ending    Annualized     Expenses
                                                             Account     Account     Expense     Paid During
                                                              Value       Value       Ratio        Period
                                                             6/1/04     11/30/04                  6/1/04 to
                                                                                                  11/30/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,148.70      1.46%         $7.84
Class B                                                     1,000.00    1,145.50      2.16%         11.58
Class C                                                     1,000.00    1,144.70      2.16%         11.58
Class R                                                     1,000.00    1,147.00      1.76%          9.45
Institutional Class                                         1,000.00    1,150.40      1.16%          6.24
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,017.70      1.46%         $7.36
Class B                                                     1,000.00    1,014.20      2.16%         10.88
Class C                                                     1,000.00    1,014.20      2.16%         10.88
Class R                                                     1,000.00    1,016.20      1.76%          8.87
Institutional Class                                         1,000.00    1,019.20      1.16%          5.86
-----------------------------------------------------------------------------------------------------------

DISCLOSURE                      For the Period June 1, 2004 to November 30, 2004
  OF FUND EXPENSES (CONTINUED)

DELAWARE EMERGING MARKETS FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Beginning    Ending     Annualized    Expenses
                                                             Account    Account       Expense    Paid During
                                                              Value      Value         Ratio       Period
                                                             6/1/04     11/30/04                  6/1/04 to
                                                                                                  11/30/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,265.20        1.91%      $10.82
Class B                                                     1,000.00    1,261.20        2.66%       15.04
Class C                                                     1,000.00    1,260.60        2.66%       15.03
Institutional Class                                         1,000.00    1,267.10        1.66%        9.41
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,015.45        1.91%       $9.62
Class B                                                     1,000.00    1,011.70        2.66%       13.38
Class C                                                     1,000.00    1,011.70        2.66%       13.38
Institutional Class                                         1,000.00    1,016.70        1.66%        8.37
-----------------------------------------------------------------------------------------------------------

(1) Other expenses are expected to decrease during the Fund's fiscal year ended November 30, 2005 due to a reduction in transfer agent fees associated with servicing retirement accounts. Had the reduction been in effect during the period, the Fund's expense analysis would be as follow:

                                                            Beginning    Ending     Annualized    Expenses
                                                             Account     Account      Expense    Paid During
                                                              Value       Value        Ratio       Period
                                                             6/1/04     11/30/04                  6/1/04 to
                                                                                                  11/30/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,265.55       1.84%       $10.42
Class B                                                     1,000.00    1,261.55       2.59%        14.64
Class C                                                     1,000.00    1,260.95       2.59%        14.64
Institutional Class                                         1,000.00    1,267.45       1.59%         9.01
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,015.80       1.84%        $9.27
Class B                                                     1,000.00    1,012.05       2.59%        13.03
Class C                                                     1,000.00    1,012.05       2.59%        13.03
Institutional Class                                         1,000.00    1,017.05       1.59%         8.02
-----------------------------------------------------------------------------------------------------------

DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Beginning   Ending      Annualized    Expenses
                                                             Account    Account      Expense     Paid During
                                                              Value      Value        Ratio        Period
                                                             6/1/04     11/30/04                  6/1/04 to
                                                                                                  11/30/04
-----------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00   $1,159.90       1.50%        $8.10
Class B                                                     1,000.00    1,154.80       2.25%        12.12
Class C                                                     1,000.00    1,154.70       2.25%        12.12
Institutional Class                                         1,000.00    1,160.60       1.25%         6.75
-----------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00   $1,017.50       1.50%        $7.57
Class B                                                     1,000.00    1,013.75       2.25%        11.33
Class C                                                     1,000.00    1,013.75       2.25%        11.33
Institutional Class                                         1,000.00    1,018.75       1.25%         6.31
-----------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                       As of November 30, 2004
  DELAWARE INTERNATIONAL VALUE EQUITY FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
-------------------------------------------------------------------------
COMMON STOCK                                                   96.58%
-------------------------------------------------------------------------
Australia                                                      10.80%

Belgium                                                         3.20%

Finland                                                         1.23%

France                                                          7.02%

Germany                                                         6.49%

Hong Kong                                                       2.73%

Italy                                                           3.18%

Japan                                                          14.68%

Netherlands                                                     7.33%

New Zealand                                                     2.16%

Republic of Korea                                               1.93%

Singapore                                                       2.41%

South Africa                                                    1.52%

Spain                                                           7.55%

Taiwan                                                          0.03%

United Kingdom                                                 24.32%
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           3.26%
-------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  13.18%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              113.02%
-------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (13.18%)
-------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.16%
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

SECTOR ALLOCATION                                       As of November 30, 2004
  DELAWARE EMERGING MARKETS FUND

The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets, and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
-------------------------------------------------------------------------
COMMON STOCK                                                   94.56%
-------------------------------------------------------------------------
Argentina                                                       0.62%

Brazil                                                         13.37%

Chile                                                           2.03%

China                                                           7.35%

Croatia                                                         1.22%

Czech Republic                                                  2.22%

Egypt                                                           1.89%

Estonia                                                         1.81%

Hungary                                                         3.31%

India                                                           1.75%

Indonesia                                                       2.55%

Israel                                                          1.84%

Malaysia                                                        6.56%

Mexico                                                          8.28%

Panama                                                          1.04%

Poland                                                          1.33%

Republic of Korea                                              14.48%

Russia                                                          1.01%

South Africa                                                   11.45%

Taiwan                                                          6.02%

Thailand                                                        3.15%

United Kingdom                                                  1.28%
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           6.65%
-------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              101.21%
-------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (1.21%)
-------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
-------------------------------------------------------------------------

SECTOR ALLOCATION                                       As of November 30, 2004
  DELAWARE INTERNATIONAL SMALL CAP VALUE EQUITY FUND


The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets, and is provided in compliance with such requirement.

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
--------------------------------------------------------------------------------
COMMON STOCK                                                   96.42%
--------------------------------------------------------------------------------
Australia                                                       2.34%

Finland                                                         1.00%

France                                                          9.60%

Germany                                                         8.31%

Hong Kong                                                       5.84%

Hong Kong/China                                                 3.57%

Ireland                                                         2.89%

Italy                                                           1.02%

Japan                                                          11.77%

Netherlands                                                     7.64%

New Zealand                                                     1.43%

Singapore                                                       7.11%

Spain                                                           2.39%

Sweden                                                          2.86%

United Kingdom                                                 28.65%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           3.47%
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               99.89%
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 0.11%
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------------

STATEMENTS                             DELAWARE INTERNATIONAL VALUE EQUITY FUND
  OF NET ASSETS                        November 30, 2004

                                                        Number of     Market
                                                         Shares    Value (U.S.$)

COMMON STOCK - 96.58%**
Australia - 10.80%
  Amcor                                                 1,583,475   $ 9,104,061
  Coles Myer                                            1,595,382    12,353,812
  Foster's Group                                        3,756,688    15,739,997
  National Australia Bank                                 779,456    16,970,124
  Telstra                                               2,471,434     9,453,697
  Wesfarmers                                               30,240       896,295
                                                                    -----------
                                                                     64,517,986
                                                                    -----------
Belgium - 3.20%
  Electrabel                                               16,068     6,477,025
 +Fortis                                                  480,285    12,664,324
                                                                    ------------
                                                                     19,141,349
                                                                    ------------
Finland - 1.23%
  UPM-Kymmene                                             327,282     7,372,812
                                                                    ------------
                                                                      7,372,812
                                                                    ------------
France - 7.02%
 *Compagnie de Saint-Gobain                               206,670    11,758,827
 *Societe Generale Class A                                130,963    12,645,196
 *Total Class B                                            80,247    17,565,629
                                                                    ------------
                                                                     41,969,652
                                                                    ------------
Germany - 6.49%
  Bayer                                                   374,582    11,883,398
 +Bayerische Hypo-Und Vereinsbank                         397,631     8,867,751
  RWE                                                     338,048    17,993,772
                                                                    ------------
                                                                     38,744,921
                                                                    ------------
Hong Kong - 2.73%
  Hong Kong Electric                                    1,603,500     7,196,825
  Wharf Holdings                                        2,552,514     9,092,733
                                                                    -----------
                                                                     16,289,558
                                                                    -----------
Italy - 3.18%
  Banca Intesa                                          4,296,124    19,013,513
                                                                    -----------
                                                                     19,013,513
                                                                    -----------
Japan - 14.68%
  Canon                                                   261,000    13,101,414
  Eisai                                                   181,100     5,408,600
  Hitachi                                               1,209,000     7,844,769
  KDDI                                                      1,542     7,620,371
  Matsushita Electric Industrial                          655,000     9,755,387
  Millea Holdings                                             399     5,628,192
  Murata Manufacturing                                     59,300     3,103,595
  Takeda Pharmaceutical                                   383,200    18,862,706
  Toyota Motor                                            299,300    11,238,854
  West Japan Railway                                        1,253     5,119,510
                                                                    -----------
                                                                     87,683,398
                                                                    -----------
Netherlands - 7.33%
  ING Groep                                               590,031    16,232,541
  Reed Elsevier                                           838,614    11,234,764
 *Royal Dutch Petroleum                                   284,768    16,312,096
                                                                    -----------
                                                                     43,779,401
                                                                    -----------
New Zealand - 2.16%
 *Telecom Corporation of New Zealand                    2,985,038    12,917,328
                                                                    -----------
                                                                     12,917,328
                                                                    -----------

                                                        Number of     Market
                                                          Shares   Value (U.S.$)

COMMON STOCK (continued)**
Republic of Korea - 1.93%
  POSCO ADR                                               243,896  $ 11,521,647
                                                                   ------------
                                                                     11,521,647
                                                                   ------------
Singapore - 2.41%
  Jardine Matheson                                        353,887     5,909,913
  Oversea-Chinese Banking                               1,038,000     8,498,320
                                                                   ------------
                                                                     14,408,233
                                                                   ------------
South Africa - 1.52%
  Sasol                                                   455,317     9,075,317
                                                                   ------------
                                                                      9,075,317
                                                                   ------------
Spain - 7.55%
 *Banco Santander Central Hispano                         973,624    11,697,715
 *Iberdrola                                               582,713    13,692,359
  Telefonica                                            1,121,821    19,710,441
                                                                   ------------
                                                                     45,100,515
                                                                   ------------
Taiwan - 0.03%
  Chunghwa Telecom ADR                                      8,500       177,225
                                                                   ------------
                                                                        177,225
                                                                   ------------
United Kingdom - 24.32%
  Aviva                                                   580,777     6,438,900
  BG Group                                              2,017,303    14,007,191
  BOC Group                                               450,852     8,070,791
  Boots                                                 1,163,411    14,032,557
  BP                                                    1,296,852    13,249,895
  Brambles Industries                                   1,479,022     7,371,795
  GKN                                                   1,378,622     5,955,633
  GlaxoSmithKline                                         837,252    17,636,487
  HBOS                                                    933,094    13,064,937
  Intercontinental Hotels Group                           625,372     7,979,286
  Lloyds TSB Group                                      1,848,591    14,902,881
  Mitchells & Butlers                                     901,783     5,218,678
  Rio Tinto                                               397,797    11,656,763
  Unilever                                                627,772     5,747,934
                                                                   ------------
                                                                    145,333,728
                                                                   ------------
TOTAL COMMON STOCK (cost $435,923,603)                              577,046,583
                                                                   ------------
                                                        Principal
                                                          Amount
REPURCHASE AGREEMENTS - 3.26%

  With BNP Paribas 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $10,196,549, collateralized by
    $9,229,000 U.S. Treasury Bills due
    3/3/05, market value $9,177,265 and
    $1,237,000 U.S. Treasury Bills due
    5/12/05, market value $1,223,996)                 $10,196,000    10,196,000

  With UBS Warburg 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $9,307,502, collateralized by
    $3,102,000 U.S. Treasury Bills due
    12/23/04, market value $3,098,452
    and $6,450,000 U.S. Treasury Bills
    due 4/14/05, market value
    $6,398,504)                                         9,307,000     9,307,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS (cost $19,503,000)                       19,503,000
                                                                   ------------

STATEMENTS                             DELAWARE INTERNATIONAL VALUE EQUITY FUND
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
TOTAL MARKET VALUE OF SECURITIES BEFORE
  SECURITIES LENDING 99.84%
  (cost $455,426,603)                                              $596,549,583
                                                                   ------------
SECURITIES LENDING COLLATERAL+++ - 13.18%
  Banc of America Securities LLC
    2.08% 12/1/04                                   $12,217,266     12,712,266
  Barclays London 1.92% 1/31/05                         600,497        600,270
  Bear Stearns 2.12% 3/18/05                          2,704,747      2,707,026
  Beta Finance 2.30% 2/11/05                          2,579,646      2,567,863
  BNP Paribus 2.21% 1/25/05                             606,354        605,459
  Calyon 2.07% 4/19/05                                3,001,171      3,001,043
  Credit Swiss First Boston NY
    1.60% 12/13/04                                    2,401,280      2,401,081
  Deutsche Bank Financial 2.13% 2/22/05                 600,250        600,421
  Deutsche Bank London 1.96% 12/31/04                 2,401,349      2,401,081
  Fannie Mae 1.94% 12/29/04                           2,393,838      2,389,982
  General Electric Capital 2.12% 2/3/05                 900,477        900,825
  Goldman Sachs Group LP
    1.80% 12/21/04                                    1,380,760      1,380,622
    2.24% 12/8/04                                     1,410,556      1,410,635
  IXIS Corporate & Investment Bank
    2.19% 12/31/04                                    3,001,340      3,001,351
  Landesbank Hessen 2.19% 12/30/04                    3,030,454      3,028,068
  Lehman Holdings 2.13% 12/23/05                      3,015,719      3,015,719
  Merrill Lynch Mortgage Capital
    2.16% 1/12/05                                     2,401,081      2,401,081
  Morgan Stanley
    2.14% 3/10/05                                     2,401,081      2,401,081
    2.21% 1/2/06                                        599,330        600,270
  Nordea Bank New York 2.07% 5/13/05                  3,001,226      3,000,932
  Pfizer 2.02% 1/2/06                                 2,880,050      2,881,297
  Proctor and Gamble 1.83% 1/2/06                     2,999,728      3,001,351
  Rabobank, New York 2.15% 3/2/05                     3,001,327      3,000,976
  Royal Bank of Canada 2.14% 6/27/05                  3,001,729      3,000,829
  Sigma Finance 1.97% 9/30/05                         2,821,611      2,820,625
  Societe Generale
    2.06% 6/14/05                                     1,506,240      1,505,805
    2.15% 12/8/04                                     2,400,885      2,400,931
  Union Bank of Switzerland
    1.13% 12/20/04                                    3,002,245      3,001,351
  Wells Fargo 2.06% 1/2/06                            3,001,351      3,001,351
  Wilmington Trust 2.05% 1/5/05                       3,001,651      3,001,466
                                                                  ------------
TOTAL SECURITIES LENDING COLLATERAL
  (cost $78,743,058)                                                78,743,058
                                                                  ------------

TOTAL MARKET VALUE OF SECURITIES - 113.02%
  (cost $534,169,661)                                              675,292,641++
OBLIGATION TO RETURN SECURITIES LENDING
  COLLATERAL - (13.18)+++                                          (78,743,058)
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.16%                                           927,086
                                                                  ------------
NET ASSETS APPLICABLE TO 36,580,500
  SHARES OUTSTANDING - 100.00%                                    $597,476,669
                                                                  ============

Net Asset Value - Delaware International
  Value Equity Fund Class A
  ($308,750,605 / 18,892,216 Shares)                                    $16.34
                                                                        ------
Net Asset Value - Delaware International
  Value Equity Fund Class B
  ($38,961,780 / 2,405,457 Shares)                                      $16.20
                                                                        ------
Net Asset Value - Delaware International
  Value Equity Fund Class C
  ($70,169,496 / 4,337,288 Shares)                                      $16.18
                                                                        ------
Net Asset Value - Delaware International
  Value Equity Fund Class R
  ($1,546,528 / 95,032 Shares)                                          $16.27
                                                                        ------
Net Asset Value - Delaware International
  Value Equity Fund Institutional Class
  ($178,048,260 / 10,850,507 Shares)                                    $16.41
                                                                        ------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                              $451,135,419
Undistributed net investment income***                               4,419,919
Accumulated net realized gain on investments                         3,181,644
Net unrealized appreciation of investments
  and foreign currencies                                           138,739,687
                                                                  ------------
Total net assets                                                  $597,476,669
                                                                  ============

  +Non-income producing security for the year ended November 30, 2004. ++Includes $74,654,128 of securities loaned.
+++See Note 8 in "Notes to Financial Statements."
  *Fully or partially on loan.
 **Securities have been classified by country of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements." ***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE INTERNATIONAL VALUE EQUITY FUND
Net asset value Class A (A)                                              $16.34
Sales charge (5.75% of offering price) (B)                                 1.00
                                                                         ------
Offering price                                                           $17.34
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes
                                       19

STATEMENTS                                       DELAWARE EMERGING MARKETS FUND
  OF NET ASSETS (CONTINUED)                      November 30, 2004

                                                       Number of      Market
                                                         Shares    Value (U.S.$)
COMMON STOCK - 94.56%**
Argentina - 0.62%
  Tenaris ADR                                              42,000   $ 2,119,320
                                                                    -----------
                                                                      2,119,320
                                                                    -----------
Brazil - 13.37%
 +Caemi Mineracao e Metalurgia                          4,898,000     3,547,449
  Cia de Concessoes Rodoviarias                           176,300     3,196,086
  Cia de Saneamento
    Basico do Estado de Sao Paulo                      76,970,000     4,130,912
  Cia de Saneamento
    Basico do Estado de Sao Paulo ADR                      71,200       964,760
  Cia Siderurgica Nacional                                325,200     6,193,147
  Cia Vale do Rio Doce ADR                                138,000     2,862,120
  Investimentos Itau                                    4,647,000     7,260,937
  Petroleo Brasileiro                                     143,200     4,937,536
  Petroleo Brasileiro ADR                                  23,543       804,097
  Ultrapar Participacoes                              252,300,000     4,651,781
  Votorantim Celulose e Papel ADR                         184,500     6,946,425
                                                                    -----------
                                                                     45,495,250
                                                                    -----------
Chile - 2.03%
  Administradora de Fondos de
    Pensiones Provida                                     743,259     1,244,556
  Administradora de Fondos de
    Pensiones Provida ADR                                  41,931     1,047,436
  Banco Santander Chile ADR                               155,300     4,620,175
                                                                    -----------
                                                                      6,912,167
                                                                    -----------
China - 7.35%++
  Asia Aluminum                                        26,466,000     3,063,214
  Beijing Capital International Airport                 6,776,000     2,744,925
  China Merchants Holdings International                  998,000     1,591,471
  China Telecom                                         9,528,000     3,522,785
  Fountain Set                                          4,402,000     3,226,796
  Guangshen Railway                                     9,866,000     3,520,875
  Texwinca Holdings                                     2,842,000     2,649,773
  Zhejiang Expressway                                   6,496,000     4,678,219
                                                                    -----------
                                                                     24,998,058
                                                                    -----------
Croatia - 1.22%
  Pliva GDR                                               314,209     4,152,806
                                                                    -----------
                                                                      4,152,806
                                                                    -----------
Czech Republic - 2.22%
  Cesky Telecom                                           246,150     3,657,697
  Philip Morris                                             5,841     3,891,754
                                                                    -----------
                                                                      7,549,451
                                                                    -----------
Egypt - 1.89%
  MobiNil - Egyptian Mobile Services                      342,386     6,435,757
                                                                    -----------
                                                                      6,435,757
                                                                    -----------
Estonia - 1.81%
  Eesti Telekom                                            96,316       883,261
 +Eesti Telekom GDR                                        99,367     2,740,045
  Hansabank                                               214,637     2,524,580
                                                                    -----------
                                                                      6,147,886
                                                                    -----------
Hungary - 3.31%
  Gedeon Richter                                           13,750     1,695,182
  Gedeon Richter GDR                                       12,172     1,515,414
 *Gedeon Richter GDR 144A                                   2,068       254,955

                                                       Number of      Market
                                                         Shares    Value (U.S.$)
COMMON STOCK (continued)**
Hungary (continued)
  Matav Magyar Tavkozlesi                               1,203,700   $ 5,120,591
  OTP Bank                                                 92,855     2,671,973
                                                                    -----------
                                                                     11,258,115
                                                                    -----------
India - 1.75%
  Gas Authority of India GDR                               42,092     1,229,086
  Ranbaxy Laboratories GDR                                182,790     4,715,982
                                                                    -----------
                                                                      5,945,068
                                                                    -----------
Indonesia - 2.55%
  Hanjaya Mandala Sampoerna                             7,443,000     5,582,250
  IRP Telekomunikasi Indonesia                          5,547,000     3,081,666
                                                                    -----------
                                                                      8,663,916
                                                                    -----------
Israel - 1.84%
  Bank Hapoalim                                         2,146,958     6,273,451
                                                                    -----------
                                                                      6,273,451
                                                                    -----------
Malaysia - 6.56%
  Hong Leong Bank                                       2,717,700     4,005,032
  Malaysia International Shipping                       1,349,800     5,221,595
  PLUS Expressways                                      7,258,100     5,309,873
  Public Bank                                           1,768,100     3,280,291
  Tanjong                                               1,195,500     4,498,855
                                                                    -----------
                                                                     22,315,646
                                                                    -----------
Mexico - 8.28%
  Cemex de C.V.                                           601,148     3,866,024
  Cemex de C.V. ADR                                        78,700     2,534,927
  Grupo Aeroportuario
    del Sureste de C.V. ADR                               114,500     3,173,940
  Grupo Continental                                     1,451,800     2,454,420
 +Hylsamex de C.V.                                      1,601,700     4,658,116
  Kimberly-Clark de Mexico de C.V. ADR                  1,433,200     4,787,227
  Telefonos de Mexico de C.V. ADR                         191,600     6,707,916
                                                                    -----------
                                                                     28,182,570
                                                                    -----------
Panama - 1.04%
  Banco Latinoamericano Export                            195,800     3,538,106
                                                                    -----------
                                                                      3,538,106
                                                                    -----------
Poland - 1.33%
  Bank Pekao                                              112,390     4,513,798
                                                                    -----------
                                                                      4,513,798
                                                                    -----------
Republic of Korea - 14.48%
  Hyundai Motor                                            34,520     1,698,838
  Hyundai Motor Preferred                                 151,480     4,334,191
  Kia Motors                                              327,930     3,124,483
 +Kookmin Bank                                             53,840     2,048,847
  Korea Electric Power                                    214,360     5,356,444
  Korea Gas                                               192,750     6,333,083
  KT ADR                                                  298,179     6,455,575
  KT&G                                                    104,360     3,324,391
 *KT&G GDR 144A                                           232,617     3,607,890
  POSCO                                                    22,730     4,238,164
  Samsung Electronics                                       4,590     1,902,103
  Samsung Electronics Preferred                            24,460     6,823,605
                                                                    -----------
                                                                     49,247,614
                                                                    -----------
Russia - 1.01%
  LUKOIL ADR                                               27,572     3,440,986
                                                                    -----------
                                                                      3,440,986
                                                                    -----------

STATEMENTS                                        DELAWARE EMERGING MARKETS FUND
  OF NET ASSETS (CONTINUED)

                                                       Number of      Market
                                                         Shares    Value (U.S.$)
COMMON STOCK (continued)**
South Africa - 11.45%
  African Bank Investments                              1,712,080  $  5,079,611
  Alexander Forbes                                      3,180,230     5,869,759
  Aspen Pharmacare Holdings                             1,270,521     3,725,707
  Impala Platinum Holdings                                 79,749     6,823,150
  Nampak                                                1,504,114     3,878,823
  Sasol                                                   348,065     6,937,584
  Steinhoff International Holdings                      3,234,612     6,639,680
                                                                   ------------
                                                                     38,954,314
                                                                   ------------
Taiwan - 6.02%
  Asustek Computer                                      1,958,112     4,526,900
  China Steel                                           1,396,000     1,537,874
  China Steel GDR                                         104,591     2,267,606
  Chunghwa Telecom                                        423,000       840,093
  Chunghwa Telecom ADR                                    308,696     6,436,311
  Pihsiang Machinery Manufacturing                        919,830     1,855,359
  President Chain Store                                 2,024,299     3,015,248
                                                                   ------------
                                                                     20,479,391
                                                                   ------------
Thailand - 3.15%
  Advanced Info Service                                 1,249,700     3,107,602
  Land & Houses NVDR                                   20,124,900     4,774,621
  Thai Union Frozen Products                            1,632,319       989,912
  Thai Union Frozen Products NVDR                       2,825,581     1,828,275
                                                                   ------------
                                                                     10,700,410
                                                                   ------------
United Kingdom - 1.28%
  Vedanta Resources                                       597,493     4,368,563
                                                                   ------------
                                                                      4,368,563
                                                                   ------------
TOTAL COMMON STOCK (cost $275,159,047)                              321,692,643
                                                                   ------------
                                                       Principal
                                                        Amount

REPURCHASE AGREEMENTS - 6.65%
  With BNP Paribas 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $11,833,638, collateralized by
    $10,710,000 U.S. Treasury Bills due
    3/3/05, market value $10,650,577 and
    $1,435,000 U.S. Treasury Bills due
    5/12/05, market value $1,420,495)                 $11,833,000    11,833,000
  With UBS Warburg 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $10,801,582, collateralized by
    $3,600,000 U.S. Treasury Bills due
    12/23/04, market value $3,595,876
    and $7,486,000 U.S. Treasury Bills
    due 4/14/05, market value
    $7,425,716)                                        10,801,000    10,801,000
                                                                   ------------

TOTAL REPURCHASE AGREEMENTS
  (cost $22,634,000)                                                 22,634,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES - 101.21%
  (cost $297,793,047)                                               344,326,643
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (1.21%)            (4,134,130)
                                                                   ------------
NET ASSETS APPLICABLE TO 23,451,568
  SHARES OUTSTANDING - 100.00%                                     $340,192,513
                                                                   ============

Net Asset Value - Delaware Emerging Markets Fund
  Class A ($209,869,703 / 14,424,247 Shares)                             $14.55
                                                                         ------
Net Asset Value - Delaware Emerging Markets Fund
  Class B ($16,027,263 / 1,121,921 Shares)                               $14.29
                                                                         ------
Net Asset Value - Delaware Emerging Markets Fund
  Class C ($50,564,031 / 3,543,002 Shares)                               $14.27
                                                                         ------
Net Asset Value - Delaware Emerging Markets
  Institutional Class ($63,731,516 / 4,362,398 Shares)                   $14.61
                                                                         ------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                               $283,694,890
Undistributed net investment income***                                  597,928
Accumulated net realized gain on investments                          9,392,222
Net unrealized appreciation of Investments
  and foreign currencies                                             46,507,473
                                                                   ------------
Total net assets                                                   $340,192,513
                                                                   ============

  +Non-income producing security for the year ended November 30, 2004.

 ++Securities listed and traded on the Hong Kong Stock Exchange.

  *Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in the "Notes to Financial Statements."

 **Securities have been classified by country of origin. Classification by business has been presented in Note 10 in "Notes to Financial Statements."

***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

SUMMARY OF ABBREVIATIONS:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
NVDR - Non-Voting Depositary Receipts

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 DELAWARE EMERGING MARKETS FUND
Net asset value Class A (A)                                              $14.55
Sales charge (5.75% of offering price) (B)                                 0.89
                                                                         ------
Offering price                                                           $15.44
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                           DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)          November 30, 2004

                                                       Number of      Market
                                                         Shares    Value (U.S.$)
COMMON STOCK - 96.42%**
Australia - 2.34%
+*Multiplex Group                                         155,663    $  661,868
                                                                     ----------
                                                                        661,868
                                                                     ----------
Finland - 1.00%
  Huhtamaki                                                19,376       283,526
                                                                     ----------
                                                                        283,526
                                                                     ----------
France - 9.60%
  Boiron                                                    6,892       208,386
 +Carbone Lorraine                                          7,382       358,103
  Euler Hermes                                              6,889       450,467
  Neopost                                                   7,627       548,900
  Nexans                                                    9,155       352,004
  Norbert Dentressangle                                     3,054       166,010
  Remy Cointreau                                           10,925       403,798
  Societe Industrielle D'Aviations Latecoere                5,342       229,252
                                                                     ----------
                                                                      2,716,920
                                                                     ----------
Germany - 8.31%
  Bilfinger Berger                                         13,068       489,605
  Fraport                                                  14,788       575,861
  Hugo Boss                                                12,035       361,330
 +Jenoptik                                                 34,999       373,984
 +QIAGEN                                                   21,548       236,267
  Rhoen-Klinikum                                            5,726       315,060
                                                                     ----------
                                                                      2,352,107
                                                                     ----------
Hong Kong - 5.84%
  ASM Pacific Technology                                   92,000       328,912
  COSCO Pacific Limited                                   410,000       735,537
  Fong's Industries                                       190,000       163,710
  Hung Hing Printing Group                                448,000       342,801
  Kingmaker Footwear Holdings                             312,000        80,247
                                                                     ----------
                                                                      1,651,207
                                                                     ----------
Hong Kong/China - 3.57%++
  Asia Aluminum                                         3,748,000       433,799
  Fountain Set Holdings                                   788,000       577,627
                                                                     ----------
                                                                      1,011,426
                                                                     ----------
Ireland - 2.89%
  Glanbia                                                 135,454       486,068
  Kingspan Group                                           37,193       332,673
                                                                     ----------
                                                                        818,741
                                                                     ----------
Italy - 1.02%
  Autostrada Torino-Milano                                 12,619       287,627
                                                                     ----------
                                                                        287,627
                                                                     ----------
Japan - 11.77%
  Air Water                                                55,000       376,671
  Fujitec                                                  48,000       247,016
  Hamamatsu Photonics                                      13,500       259,638
  Kayaba Industry                                          64,000       219,155
  Kurita Water Industries                                  19,300       268,674
  NIFCO                                                    22,700       348,908
  Otsuka Kagu                                               6,100       137,672
  Paris Miki                                               16,600       358,500
  Shimano                                                  10,000       263,631
  TAC                                                      40,200       211,178
  Takara Printing                                          36,500       328,090
  Ushio                                                    17,000       311,572
                                                                     ----------
                                                                      3,330,705
                                                                     ----------

                                                       Number of      Market
                                                         Shares    Value (U.S.$)
COMMON STOCK (continued)**
Netherlands - 7.64%
  Athlon Holding                                           13,464    $  307,782
  Boskalis Westminster                                     10,231       299,009
  Furgo                                                     5,796       505,713
  Koninklijke BAM Groep                                    10,389       443,911
  Vopak                                                    27,995       604,611
                                                                    -----------
                                                                      2,161,026
                                                                    -----------
New Zealand - 1.43%
  Fisher & Paykel Healthcare                              128,415       266,808
  The Warehouse Group                                      52,260       137,037
                                                                    -----------
                                                                        403,845
                                                                    -----------
Singapore - 7.11%
  MobileOne                                               281,000       309,036
  Parkway Holdings                                        405,000       346,429
  SembCorp Marine                                         539,000       375,426
  SIA Engineering                                         192,000       240,484
  Singapore Airport Terminal Services                     213,000       257,677
  SMRT                                                    950,000       481,762
                                                                    -----------
                                                                      2,010,814
                                                                    -----------
Spain - 2.39%
  Aldeasa                                                  12,744       429,364
  Viscofan                                                 26,132       247,977
                                                                    -----------
                                                                        677,341
                                                                    -----------
Sweden - 2.86%
  Billerud                                                 33,200       555,040
  Munters                                                   9,050       252,836
                                                                    -----------
                                                                        807,876
                                                                    -----------
United Kingdom - 28.65%
  Aga Foodservice Group                                   107,716       526,072
  Associated British Ports                                 40,735       367,328
  Cattles                                                  19,679       139,369
  Chloride Group                                          325,489       317,308
  Cobham                                                   20,029       554,373
  Expro International Group                                50,371       351,919
  Greene King                                              21,856       499,244
  Laird Group                                              65,629       457,265
  Nestor Healthcare Group                                  27,328        70,521
  Northern Foods                                          222,595       718,014
  Pennon Group                                             36,786       624,058
  Persimmon                                                39,856       469,679
  Rexam                                                    64,274       556,248
  Rotork                                                   44,201       370,912
  Serco Group                                             119,554       510,188
  Spirax-Sarco Engineering                                 44,913       530,131
  TT electronics                                          111,189       412,323
  Vedanta Resources                                        35,482       259,426
  Weir Group                                               65,584       371,077
                                                                    -----------
                                                                      8,105,455
                                                                    -----------
TOTAL COMMON STOCK (cost $20,896,099)                                27,280,484
                                                                    -----------

STATEMENTS                           DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)
                                                         Principal     Market
                                                          Amount   Value (U.S.$)
REPURCHASE AGREEMENTS - 3.47%
  With BNP Paribas 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $513,028, collateralized by $465,000
    U.S. Treasury Bills due 3/3/05,
    market value $462,087 and $62,000
    U.S. Treasury Bills due 5/12/05,
    market value $61,630)                                $513,000   $   513,000
  With UBS Warburg 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $469,025, collateralized by $156,200
    U.S. Treasury Bills due 12/23/04,
    market value $156,011 and $325,000
    U.S. Treasury Bills due 4/14/05,
    market value $322,173)                                469,000       469,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $982,000)                                                       982,000
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES - 99.89%
  (cost $21,878,099)                                                 28,262,484
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.11%                                             29,777
                                                                    -----------
NET ASSETS APPLICABLE TO 2,623,277
SHARES OUTSTANDING - 100.00%                                        $28,292,261
                                                                    ===========

Net Asset Value - Delaware International
  Small Cap Value Fund Class A
  ($16,597,197 / 1,535,604 Shares)                                       $10.81
                                                                         ------
Net Asset Value - Delaware International
  Small Cap Value Fund Class B
  ($6,673,224 / 621,074 Shares)                                          $10.74
                                                                         ------
Net Asset Value - Delaware International
  Small Cap Value Fund Class C
  ($4,355,025 / 405,103 Shares)                                          $10.75
                                                                         ------
Net Asset Value - Delaware International
  Small Cap Value Fund Institutional Class
  ($666,815 / 61,496 Shares)                                             $10.84
                                                                         ------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Shares of beneficial interest
  (unlimited authorization - no par)                                $20,657,567
Undistributed net investment income***                                  176,365
Accumulated net realized gain on investments                          1,254,997
Net unrealized appreciation
  of investments and foreign currencies                               6,203,332
                                                                    -----------
Total net assets                                                    $28,292,261
                                                                    ===========

  +Non-income producing security for the year ended November 30, 2004.

 ++Securities listed and traded on the Hong Kong Stock Exchange. Those securities have significant business operations in China.

  *This security is being fair valued in accordance with the Fund's fair valuation pricing. See Note 1 in "Notes to Financial Statements." At November 30, 2004, one security was fair valued which represented 2.34% of the Fund's net assets.

 **Securities have been classified by country of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements."

***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
Net asset value Class A (A)                                              $10.81
Sales charge (5.75% of offering) (B)                                       0.66
                                                                         ------
Offering price                                                           $11.47
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENTS                                          DELAWARE INTERNATIONAL FUNDS
  OF OPERATIONS                                     Year Ended November 30, 2004

                                                                             Delaware          Delaware          Delaware
                                                                           International       Emerging        International
                                                                          Value Equity Fund   Markets Fund   Small Cap Value Fund
INVESTMENT INCOME:
  Dividends                                                                   $ 18,137,387     $ 5,809,881     $  828,407
  Interest                                                                         190,231         107,566          8,839
  Securities lending income                                                        223,831              --             --
  Foreign tax withheld                                                          (1,633,807)       (507,386)       (67,387)
                                                                              ------------     -----------     ----------
                                                                                16,917,642       5,410,061        769,859
                                                                              ------------     -----------     ----------

EXPENSES:
  Management fees                                                                4,120,785       1,817,847        306,756
  Dividend disbursing and transfer agent fees and expenses                       1,880,587         348,899         53,597
  Distribution expenses -- Class A                                                 760,327         281,997         43,652
  Distribution expenses -- Class B                                                 360,983          99,583         65,545
  Distribution expenses -- Class C                                                 519,030         204,122         28,981
  Distribution expenses -- Class R                                                   6,171              --             --
  Custodian fees                                                                   223,755         254,927         15,555
  Reports and statements to shareholders                                           178,462          48,143         11,307
  Accounting and administration expenses                                           173,344          51,277          8,779
  Registration fees                                                                 91,790          82,496         56,739
  Legal and professional fees                                                       82,621          27,360          3,161
  Trustees' fees                                                                    20,992           7,310          2,695
  Taxes (other than taxes on income)                                                 1,818              --             --
  Pricing fees                                                                       5,918           5,294          8,558
  Other                                                                              9,163           5,956            638
                                                                              ------------     -----------     ----------
                                                                                 8,435,746       3,235,211        605,963
  Less expenses absorbed or waived                                                      --        (229,431)      (160,631)
  Less waiver of distribution expenses - Class A                                        --         (47,000)        (7,275)
  Less expenses paid indirectly                                                       (797)           (134)           (42)
  Total expenses                                                                 8,434,949       2,958,646        438,015
                                                                              ------------     -----------     ----------
NET INVESTMENT INCOME                                                            8,482,693       2,451,415        331,844
                                                                              ------------     -----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                  9,115,486      13,877,063      2,132,699
    Foreign currencies                                                          (3,586,014)       (930,517)      (179,372)
                                                                              ------------     -----------     ----------
  Net realized gain                                                              5,529,472      12,946,546      1,953,327
  Net change in unrealized appreciation/depreciation of investments
    and foreign currencies                                                      88,851,889      37,162,077      3,192,239
                                                                              ------------     -----------     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES          94,381,361      50,108,623      5,145,566
                                                                              ------------     -----------     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $102,864,054     $52,560,038     $5,477,410
                                                                              ============     ===========     ==========

See accompanying notes

STATEMENTS                                          DELAWARE INTERNATIONAL FUNDS
  OF CHANGES IN NET ASSETS

                                                        Delaware International        Delaware Emerging     Delaware International
                                                          Value Equity Fund              Markets Fund        Small Cap Value Fund
                                                              Year Ended                  Year Ended               Year Ended
                                                         11/30/04      11/30/03      11/30/04      11/30/03    11/30/04   11/30/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                $  8,482,693  $  3,946,073  $  2,451,415   $  296,059  $  331,844  $  200,689
 Net realized gain (loss) on investments
  and foreign currencies                                 5,529,472    (4,837,121)   12,946,546    2,656,574   1,953,327    (458,642)
 Net change in unrealized appreciation/depreciation
  of investments and foreign currencies                 88,851,889    69,187,484    37,162,077   10,119,567   3,192,239   5,630,043
                                                      ------------  ------------  ------------  ----------- ----------- -----------
 Net increase in net assets resulting from operations  102,864,054    68,296,436    52,560,038   13,072,200   5,477,410   5,372,090
                                                      ------------  ------------  ------------  ----------- ----------- -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A                                               (2,457,694)     (758,320)     (833,358)    (184,924)   (159,662)    (95,925)
  Class B                                                 (208,960)      (21,985)      (86,887)     (50,238)    (32,821)    (31,974)
  Class C                                                 (230,271)      (13,224)      (93,609)     (29,680)     (8,337)       (979)
  Class R                                                   (5,443)           --            --           --          --          --
  Institutional Class                                   (1,599,443)     (639,490)     (129,883)     (72,413)     (4,239)    (68,092)

 Net realized gain on investments:
  Class A                                                       --    (3,241,610)           --           --          --          --
  Class B                                                       --      (855,214)           --           --          --          --
  Class C                                                       --      (514,420)           --           --          --          --
  Institutional Class                                           --    (1,974,297)           --           --          --          --
                                                      ------------  ------------  ------------  ----------- ----------- -----------
                                                        (4,501,811)   (8,018,560)   (1,143,737)    (337,255)   (205,059)   (196,970)
                                                      ------------  ------------  ------------  ----------- ----------- -----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
  Class A                                              143,867,909   183,947,128   182,282,801   32,420,786   7,449,464   7,904,215
  Class B                                                8,565,042     7,822,007     8,295,286    2,466,032   1,558,459   2,093,712
  Class C                                               33,004,048    18,573,872    41,685,578    5,076,024   2,625,676   1,304,845
  Class R                                                1,140,537       346,687            --           --          --          --
  Institutional Class                                   80,894,785    58,792,172    59,580,158    2,259,534     262,812     702,856

Net asset value of shares issued upon
 reinvestment of dividends and distributions:
 Class A                                                 2,177,827     3,811,220       706,222      178,991     148,112      93,820
 Class B                                                   197,264       826,905        83,599       47,845      30,677      31,373
 Class C                                                   213,991       508,486        88,561       29,434       6,922         897
 Class R                                                     5,441            --            --           --          --          --
 Institutional Class                                     1,288,876     2,603,551       126,385       72,413         118      68,092
                                                      ------------  ------------  ------------  ----------- ----------- -----------
                                                       271,355,720   277,232,028   292,848,590   42,551,059  12,082,240  12,199,810
                                                      ------------  ------------  ------------  ----------- ----------- -----------

 Cost of shares repurchased:
  Class A                                              (84,300,399) (113,419,551)  (44,936,809) (10,397,944) (6,832,876) (3,036,853)
  Class B                                               (8,907,662)   (6,253,699)   (2,096,801)    (714,118) (2,346,375)   (607,151)
  Class C                                               (8,534,595)   (2,919,458)   (4,618,525)  (1,468,857)   (418,221)    (22,170)
  Class R                                                 (147,283)      (12,754)           --           --          --          --
  Institutional Class                                  (36,378,115)  (31,114,126)   (9,887,979)    (633,462)     (1,598) (4,148,606)
                                                      ------------  ------------  ------------  ----------- ----------- -----------
                                                      (138,268,054) (153,719,588)  (61,540,114) (13,214,381) (9,599,070) (7,814,780)
                                                      ------------  ------------  ------------  ----------- ----------- -----------
Increase in net assets derived from
 capital share transactions                            133,087,666   123,512,440   231,308,476   29,336,678   2,483,170   4,385,030
                                                      ------------  ------------  ------------  ----------- ----------- -----------
NET INCREASE IN NET ASSETS                             231,449,909   183,790,316   282,724,777   42,071,623   7,755,521   9,560,150

NET ASSETS:
Beginning of year                                      366,026,760   182,236,444    57,467,736   15,396,113  20,536,740  10,976,590
                                                      ------------  ------------  ------------  ----------- ----------- -----------
  End of year(1)                                      $597,476,669  $366,026,760  $340,192,513  $57,467,736 $28,292,261 $20,536,740
                                                      ============  ============  ============  =========== =========== ===========

(1)Including undistributed net investment income      $  4,419,919  $  4,025,051  $    597,928  $   220,767 $   176,365 $   226,392
                                                      ============  ============  ============  =========== =========== ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   DELAWARE INTERNATIONAL VALUE EQUITY FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              11/30/04   11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.350     $11.020      $12.360     $15.690      $16.150

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.261       0.184        0.085       0.149        0.162
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            2.891       2.626       (0.992)     (1.191)      (0.080)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.152       2.810       (0.907)     (1.042)       0.082
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.162)     (0.091)      (0.123)     (0.194)      (0.220)
Net realized gain on investments                                   --      (0.389)      (0.310)     (2.094)      (0.322)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.162)     (0.480)      (0.433)     (2.288)      (0.542)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                                $16.340     $13.350      $11.020     $12.360      $15.690
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                23.83%      26.87%       (7.55%)     (8.33%)       0.38%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $308,751    $195,950      $88,499     $76,388      $80,652
Ratio of expenses to average net assets                         1.70%       2.04%        2.13%       1.99%        1.89%
Ratio of net investment income to average net assets            1.78%       1.60%        0.72%       1.12%        1.02%
Portfolio turnover                                                 7%         14%          23%         15%          10%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   DELAWARE INTERNATIONAL VALUE EQUITY FUND CLASS B
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.250     $10.930      $12.250     $15.570      $16.090

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.160       0.106        0.003       0.057        0.051
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                        2.873       2.613       (0.980)     (1.197)      (0.079)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.033       2.719       (0.977)     (1.140)      (0.028)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.083)     (0.010)      (0.033)     (0.086)      (0.170)
Net realized gain on investments                                   --      (0.389)      (0.310)     (2.094)      (0.322)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.083)     (0.399)      (0.343)     (2.180)      (0.492)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                                $16.200     $13.250      $10.930     $12.250      $15.570
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                23.00%      25.99%       (8.16%)     (9.04%)      (0.31%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $38,962     $31,904      $24,006     $30,956      $32,178
Ratio of expenses to average net assets                         2.40%       2.74%        2.83%       2.69%        2.59%
Ratio of net investment income to average net assets            1.08%       0.90%        0.02%       0.42%        0.32%
Portfolio turnover                                                 7%         14%          23%         15%          10%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   DELAWARE INTERNATIONAL VALUE EQUITY FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02   11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.240     $10.910      $12.240     $15.560      $16.070

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.160       0.104        0.005       0.057        0.051
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            2.863       2.625       (0.992)     (1.197)      (0.069)
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.023       2.729       (0.987)     (1.140)      (0.018)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.083)     (0.010)      (0.033)     (0.086)      (0.170)
Net realized gain on investments                                   --      (0.389)      (0.310)     (2.094)      (0.322)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.083)     (0.399)      (0.343)     (2.180)      (0.492)
                                                              -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                                $16.180     $13.240      $10.910     $12.240      $15.560
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                22.94%      26.13%       (8.25%)     (9.04%)      (0.25%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $70,169     $34,852      $13,604      $8,657      $10,202
Ratio of expenses to average net assets                         2.40%       2.74%        2.83%       2.69%        2.59%
Ratio of net investment income to average net assets            1.08%       0.90%        0.02%       0.42%        0.32%
Portfolio turnover                                                 7%         14%          23%         15%          10%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              DELAWARE INTERNATIONAL VALUE EQUITY FUND CLASS R
---------------------------------------------------------------------------------------------------------------
                                                                            Year
                                                                           Ended             6/2/03(1) to
                                                                          11/30/04              11/30/03
NET ASSET VALUE, BEGINNING OF PERIOD                                      $13.350               $11.480

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                    0.217                 0.020
Net realized and unrealized gain on investments and foreign currencies      2.879                 1.850
                                                                          -------               -------
Total from investment operations                                            3.096                 1.870
                                                                          -------               -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      (0.176)                   --
                                                                          -------               -------
Total dividends and distributions                                          (0.176)                   --
                                                                          -------               -------
NET ASSET VALUE, END OF PERIOD                                            $16.270               $13.350
                                                                          =======               =======

TOTAL RETURN(3)                                                            23.43%                16.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $ 1,547                  $346
Ratio of expenses to average net assets                                     2.00%                 2.47%
Ratio of net investment income to average net assets                        1.48%                 0.33%
Portfolio turnover                                                             7%                   14%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             DELAWARE INTERNATIONAL VALUE EQUITY FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02   11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $13.400     $11.060      $12.410    $15.760      $16.190

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                         0.305       0.218        0.120      0.189        0.210
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                             2.902       2.637       (0.998)    (1.205)      (0.078)
                                                               -------     -------      -------    -------      -------
Total from investment operations                                 3.207       2.855       (0.878)    (1.016)       0.132
                                                               -------     -------      -------    -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                           (0.197)     (0.126)      (0.162)    (0.240)      (0.240)
Net realized gain on investments                                    --      (0.389)      (0.310)    (2.094)      (0.322)
                                                               -------     -------      -------    -------      -------
Total dividends and distributions                               (0.197)     (0.515)      (0.472)    (2.334)      (0.562)
                                                               -------     -------      -------    -------      -------
NET ASSET VALUE, END OF PERIOD                                 $16.410     $13.400      $11.060    $12.410      $15.760
                                                               =======     =======      =======    =======      =======

TOTAL RETURN(2)                                                 24.21%      27.29%       (7.29%)    (8.14%)       0.70%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $178,048    $102,974      $56,127    $75,790     $117,039
Ratio of expenses to average net assets                          1.40%       1.74%        1.83%      1.69%        1.59%
Ratio of net investment income to average net assets             2.08%       1.90%        1.02%      1.42%        1.32%
Portfolio turnover                                                  7%         14%          23%        15%          10%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE EMERGING MARKETS FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.890     $ 7.240       $6.920     $6.600       $8.050

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                         0.225       0.111        0.181      0.170        0.107
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                             3.637       3.712        0.269      0.176       (1.437)
                                                               -------      ------       ------     ------       ------
Total from investment operations                                 3.862       3.823        0.450      0.346       (1.330)
                                                               -------      ------       ------     ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                           (0.202)     (0.173)      (0.130)    (0.026)      (0.120)
                                                               -------      ------       ------     ------       ------
Total dividends and distributions                               (0.202)     (0.173)      (0.130)    (0.026)      (0.120)
                                                               -------      ------       ------     ------       ------
NET ASSET VALUE, END OF PERIOD                                 $14.550     $10.890       $7.240     $6.920       $6.600
                                                               =======     =======       ======     ======       ======

TOTAL RETURN(2)                                                 36.01%      54.01%        6.62%      5.09%      (16.78%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $209,870     $38,383       $8,202    $ 6,605     $ 6,242
Ratio of expenses to average net assets                          1.91%       1.95%        1.95%      1.95%        1.95%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly         2.12%       2.66%        2.99%      2.73%        2.85%
Ratio of net investment income to average net assets             1.81%       1.28%        2.46%      2.39%        1.28%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly       1.60%       0.57%        1.42%      1.61%        0.38%
Portfolio turnover                                                 34%         55%          33%        36%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE EMERGING MARKETS FUND CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.710     $ 7.120       $6.800     $6.520       $7.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                         0.135       0.050        0.126      0.117        0.045
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                             3.583       3.658        0.271      0.163       (1.415)
                                                               -------     -------       ------     ------       ------
Total from investment operations                                 3.718       3.708        0.397      0.280       (1.370)
                                                               -------     -------       ------     ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                           (0.138)     (0.118)      (0.077)        --       (0.070)
                                                               -------     -------       ------     ------       ------
Total dividends and distributions                               (0.138)     (0.118)      (0.077)        --       (0.070)
                                                               -------     -------       ------     ------       ------
NET ASSET VALUE, END OF PERIOD                                 $14.290     $10.710       $7.120     $6.800       $6.520
                                                               =======     =======       ======     ======       ======

TOTAL RETURN(2)                                                 35.08%      52.90%        5.90%      4.29%      (17.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $16,027     $6,695       $ 3,050   $  2,763     $  2,715
Ratio of expenses to average net assets                          2.66%       2.70%        2.70%      2.70%        2.70%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly         2.82%       3.36%        3.69%      3.43%        3.55%
Ratio of net investment income to average net assets             1.06%       0.53%        1.71%      1.64%        0.53%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly       0.90%      (0.13%)       0.72%      0.91%       (0.32%)
Portfolio turnover                                                 34%         55%          33%        36%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE EMERGING MARKETS FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.700     $ 7.110       $6.800      $6.510       $7.950

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.135       0.048        0.126       0.117        0.045
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            3.573       3.660        0.261       0.173       (1.415)
                                                              -------     -------       ------      ------       ------
Total from investment operations                                3.708       3.708        0.387       0.290       (1.370)
                                                              -------     -------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.138)     (0.118)      (0.077)         --       (0.070)
                                                              -------     -------       ------      ------       ------
Total dividends and distributions                              (0.138)     (0.118)      (0.077)         --       (0.070)
                                                              -------     -------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                $14.270     $10.700       $7.110      $6.800       $6.510
                                                              =======     =======       ======      ======       ======

TOTAL RETURN(2)                                                35.02%      52.97%        5.75%       4.46%      (17.46%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $50,564     $ 6,259      $ 1,391     $ 1,041     $  1,443
Ratio of expenses to average net assets                         2.66%       2.70%        2.70%       2.70%        2.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.82%       3.36%        3.69%       3.43%        3.55%
Ratio of net investment income to average net assets            1.06%       0.53%        1.71%       1.64%        0.53%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.90%      (0.13%)       0.72%       0.91%       (0.32%)
Portfolio turnover                                                34%         55%          33%         36%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  DELAWARE EMERGING MARKETS FUND INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.9200    $ 7.2600      $6.9400     $6.6300      $8.0800

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.256       0.134        0.199       0.188        0.128
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            3.659       3.717        0.269       0.169       (1.438)
                                                              -------     -------       ------      ------       ------
Total from investment operations                                3.915       3.851        0.468       0.357       (1.310)
                                                              -------     -------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.225)     (0.191)      (0.148)     (0.047)      (0.140)
                                                              -------     -------       ------      ------       ------
Total dividends and distributions                              (0.225)     (0.191)      (0.148)     (0.047)      (0.140)
                                                              -------     -------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                $14.610     $10.920       $7.260      $6.940       $6.630
                                                              =======     =======       ======      ======       ======

TOTAL RETURN(2)                                                36.34%      54.52%        6.88%       5.40%      (16.65%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $63,732      $6,131       $2,753      $2,182       $2,229
Ratio of expenses to average net assets                         1.66%       1.70%        1.70%       1.70%        1.70%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.82%       2.36%        2.69%       2.43%        2.55%
Ratio of net investment income to average net assets            2.06%       1.53%        2.71%       2.64%        1.53%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      1.90%       0.87%        1.72%       1.91%        0.68%
Portfolio turnover                                                34%         55%          33%         36%          31%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 DELAWARE INTERNATIONAL SMALL CAP VALUE FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 8.700      $6.250       $7.410      $8.340      $10.730

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                        0.156       0.113        0.143       0.146        0.209
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            2.059       2.457       (1.098)     (0.367)      (0.727)
                                                              -------      ------       ------      ------      -------
Total from investment operations                                2.215       2.570       (0.955)     (0.221)      (0.518)
                                                              -------      ------       ------      ------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.105)     (0.120)      (0.138)     (0.188)      (0.140)
Net realized gain on investments                                   --          --       (0.067)     (0.521)      (1.732)
                                                              -------      ------       ------      ------      -------
Total dividends and distributions                              (0.105)     (0.120)      (0.205)     (0.709)      (1.872)
                                                              -------      ------       ------      ------      -------
NET ASSET VALUE, END OF PERIOD                                $10.810      $8.700       $6.250      $7.410      $ 8.340
                                                              =======      ======       ======      ======      =======

TOTAL RETURN(2)                                                25.74%      41.97%      (13.23%)     (3.09%)      (5.32%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $16,597     $12,699       $4,839         $35          $--
Ratio of expenses to average net assets                         1.50%       1.50%        1.50%       1.29%        1.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.21%       2.10%        2.57%       3.67%        1.77%
Ratio of net investment income to average net assets            1.64%       1.59%        2.03%       1.87%        2.45%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.93%       0.99%        0.96%      (0.51%)       1.93%
Portfolio turnover                                                36%         59%          24%         20%          22%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           DELAWARE INTERNATIONAL SMALL CAP VALUE FUND CLASS B
--------------------------------------------------------------------------------------------------------------
                                                                Year        Year         Year     9/28/01(1)
                                                                Ended       Ended        Ended        to
                                                              11/30/04    11/30/03     11/30/02    11/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 8.660      $6.210       $7.410      $6.920

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                 0.085       0.060        0.091      (0.003)
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            2.042       2.457       (1.100)      0.493
                                                              -------      ------       ------      ------
Total from investment operations                                2.127       2.517       (1.009)      0.490
                                                              -------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.047)     (0.067)      (0.124)         --
Net realized gain on investments                                   --          --       (0.067)         --
                                                              -------      ------       ------      ------
Total dividends and distributions                              (0.047)     (0.067)      (0.191)         --
                                                              -------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                $10.740      $8.660       $6.210      $7.410
                                                              =======      ======       ======      ======

TOTAL RETURN(3)                                                24.68%      41.00%      (13.95%)      7.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $6,673      $6,064       $2,929         $17
Ratio of expenses to average net assets                         2.25%       2.25%        2.25%       2.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.91%       2.80%        3.32%      13.55%
Ratio of net investment income (loss) to average net assets     0.89%       0.84%        1.28%      (0.03%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.23%       0.29%        0.21%     (11.33%)
Portfolio turnover                                                36%         59%          24%         20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           DELAWARE INTERNATIONAL SMALL CAP VALUE FUND CLASS C
--------------------------------------------------------------------------------------------------------------
                                                                Year        Year         Year     9/28/01(1)
                                                                Ended       Ended        Ended        to
                                                              11/30/04    11/30/03     11/30/02    11/30/01
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.660      $6.210       $7.410      $6.920

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                                 0.084       0.054        0.089      (0.003)
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            2.053       2.463       (1.098)      0.493
                                                              -------      ------       ------      ------
Total from investment operations                                2.137       2.517       (1.009)      0.490
                                                              -------      ------       ------      ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.047)     (0.067)      (0.124)         --
Net realized gain on investments                                   --          --       (0.067)         --
                                                              -------      ------       ------      ------
Total dividends and distributions                              (0.047)     (0.067)      (0.191)         --
                                                              -------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                $10.750      $8.660       $6.210      $7.410
                                                              =======      ======       ======      ======

TOTAL RETURN(3)                                                24.80%      41.00%      (13.95%)      7.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $4,355      $1,504          $95          $4
Ratio of expenses to average net assets                         2.25%       2.25%        2.25%       2.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      2.91%       2.80%        3.32%      13.55%
Ratio of net investment income (loss) to average net assets     0.89%       0.84%        1.28%      (0.03%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      0.23%       0.29%        0.21%     (11.33%)
Portfolio turnover                                                36%         59%          24%         20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                           DELAWARE INTERNATIONAL SMALL CAP VALUE FUND INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              11/30/04    11/30/03     11/30/02    11/30/01    11/30/00
Net asset value, beginning of period                          $ 8.730      $6.260       $7.410      $8.340      $10.730

Income (loss) from investment operations:
Net investment income(1)                                        0.180       0.131        0.161       0.149        0.209
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                            2.053       2.476       (1.101)     (0.370)      (0.727)
                                                              -------      ------       ------      ------      -------
Total from investment operations                                2.233       2.607       (0.940)     (0.221)      (0.518)
                                                              -------      ------       ------      ------      -------

Less dividends and distributions from:
Net investment income                                          (0.123)     (0.137)      (0.143)     (0.188)      (0.140)
Net realized gain on investments                                   --          --       (0.067)     (0.521)      (1.732)
                                                              -------      ------       ------      ------      -------
Total dividends and distributions                              (0.123)     (0.137)      (0.210)     (0.709)      (1.872)
                                                              -------      ------       ------      ------      -------
Net asset value, end of period                                $10.840      $8.730       $6.260      $7.410      $ 8.340
                                                              =======      ======       ======      ======      =======

Total return(2)                                                25.91%      42.62%      (13.03%)     (3.09%)      (5.32%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $667        $300       $3,114      $3,579       $3,691
Ratio of expenses to average net assets                         1.25%       1.25%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly      1.91%       1.80%        2.32%       3.42%        1.52%
Ratio of net investment income to average net assets            1.89%       1.84%        2.28%       1.91%        2.45%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly      1.23%       1.29%        1.21%      (0.26%)       2.18%
Portfolio turnover                                                36%         59%          24%         20%          22%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS                           November 30, 2004

Delaware Group Global & International Funds (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (each, a "Fund" or collectively, the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2004, Delaware Emerging Markets Fund and Delaware Small Cap Value Fund have not commenced sales of the Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Small Cap Value Fund is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Funds understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Funds were paid through commission arrangements with brokers. The expense paid under the above arrangement is included in "other" on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amount paid for the year ended November 30, 2004 was as follows:

   Delaware International        Delaware Emerging      Delaware International
     Value Equity Fund             Markets Fund          Small Cap Value Fund
   ----------------------        -----------------      ----------------------
          $797                         $134                      $42

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust, the investment manager, an annual fee based on its average daily net assets. Following are the management fees as a percentage of average daily net assets:

                              Delaware International      Delaware Emerging        Delaware International
                                Value Equity Fund           Markets Fund            Small Cap Value Fund
                              ----------------------      -----------------        ----------------------
 On the first $500 million           0.85%                      1.25%                      1.25%
 On the next $500 million            0.80%                      1.20%                      1.20%
 On the next $1.5 billion            0.75%                      1.15%                      1.15%
 In excess of $2.5 billion           0.70%                      1.10%                      1.10%

Prior to September 24, 2004, Delaware International Advisers Ltd. ("DIAL"), an affiliate of DMC, served as the Funds' investment manager under substantially identical terms of its respective investment management agreement. On September 24, 2004, DIAL was acquired by a partnership comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. Immediately following this acquisition, DIAL was renamed Mondrian Investment Partners Limited ("Mondrian").

For the year ended November 30, 2004, DMC and DIAL received fees for each of the Funds as follows:

                              Delaware International      Delaware Emerging        Delaware International
                                Value Equity Fund           Markets Fund            Small Cap Value Fund
                              ----------------------      -----------------        ----------------------
  DMC management fees               $  873,522                $  598,424                 $ 61,477
  DIAL management fees               3,247,263                 1,219,423                  245,279
                                    ----------                ----------                 --------
                                    $4,120,785                $1,817,847                 $306,756
                                    ==========                ==========                 ========

Effective September 24, 2004, Mondrian furnishes investment sub-advisory services to Funds pursuant to a Sub-Advisory Agreement. For these services, DMC, not the Funds, pays Mondrian the following fees as a percentage of each Funds average daily net assets:

    Delaware International      Delaware Emerging        Delaware International
      Value Equity Fund           Markets Fund            Small Cap Value Fund
    ----------------------      -----------------        ----------------------
           0.20%                     0.30%                      0.20%

DMC (and DIAL prior to September 24, 2004) contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed specified percentages of average daily net assets through January 31, 2005 as shown below.

               Delaware Emerging           Delaware International
                 Markets Fund               Small Cap Value Fund
               -----------------           ----------------------
                     1.70%                          1.25%

For the year ended November 30, 2004, DMC and DIAL waived and/or reimbursed each of the Funds as follows:

                           Delaware Emerging           Delaware International
                             Markets Fund               Small Cap Value Fund
                           -----------------           ----------------------
  DMC waived/reimbursed        $ 22,312                      $ 55,876
  DIAL waived/reimbursed        207,119                       104,755
                               --------                      --------
                               $229,431                      $160,631
                               ========                      ========

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through January 31, 2005 in order to prevent distribution and service fees of Class A shares of the Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund from exceeding 0.25% of the average daily net assets. Institutional Class shares pay no distribution and service expenses.

At November 30, 2004, each Fund had receivables from or liabilities payable to affiliates as follows:

                                                Delaware International      Delaware Emerging        Delaware International
                                                   Value Equity Fund           Markets Fund            Small Cap Value Fund
                                                ----------------------      -----------------        ----------------------
Investment management fee payable to DMC             ($401,750)                 ($307,943)                   $      --
Dividend disbursing, transfer agent,
  accounting and administration fees and
  other expenses payable to DSC                       (101,337)                   (57,251)                      (5,549)
Other expenses payable to DMC and affiliates*          (29,529)                       (26)                      (2,328)
Receivable from DMC under the
  expense limitation agreement                              --                         --                        4,820

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the year ended November 30, 2004, each Fund was charged for internal legal services provided by DMC as follows:

    Delaware International      Delaware Emerging        Delaware International
      Value Equity Fund           Markets Fund            Small Cap Value Fund
    ----------------------      -----------------        ----------------------
           $22,112                   $7,356                       $824

For the year ended November 30, 2004, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

    Delaware International      Delaware Emerging        Delaware International
      Value Equity Fund           Markets Fund            Small Cap Value Fund
    ----------------------      -----------------        ----------------------
           $82,081                  $141,972                    $7,202

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are not paid compensation by the Funds.

3. INVESTMENTS
For the year ended November 30, 2004, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                         Delaware International      Delaware Emerging        Delaware International
                                           Value Equity Fund           Markets Fund            Small Cap Value Fund
                                         ----------------------      -----------------        ----------------------
  Purchases                                  $159,149,595               $263,727,407                 $10,414,371
  Sales                                        34,909,568                 48,376,872                   8,540,236

At November 30, 2004, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                         Delaware International      Delaware Emerging        Delaware International
                                           Value Equity Fund           Markets Fund            Small Cap Value Fund
                                         ----------------------      -----------------        ----------------------
  Cost of investments                        $536,368,496              $298,170,980                  $21,908,199
                                             ============              ============                  ===========
  Aggregate unrealized appreciation          $142,840,766              $ 48,490,226                  $ 7,140,953
  Aggregate unrealized depreciation            (3,916,621)               (2,334,563)                    (786,668)
                                             ------------              ------------                  -----------
  Net unrealized appreciation                $138,924,145              $ 46,155,663                  $ 6,354,285
                                             ============              ============                  ===========

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended November 30, 2004 and 2003 was as follows:

                                                    Ordinary                Long-Term
                                                     Income               Capital Gain       Total
                                                     ------               ------------       -----
  Year ended November 30, 2004:
  Delaware International Value Equity Fund         $4,501,811               $    --        $4,501,811
  Delaware Emerging Markets Fund                    1,143,737                    --         1,143,737
  Delaware International Small Cap Value Fund         202,500                 2,559           205,059

                                                    Ordinary                Long-Term
                                                     Income               Capital Gain       Total
                                                     ------               ------------       -----
  Year ended November 30, 2003:
  Delaware International Value Equity Fund         $1,449,949              $6,568,611      $8,018,560
  Delaware Emerging Markets Fund                      337,255                      --         337,255
  Delaware International Small Cap Value Fund         196,970                      --         196,970

As of November 30, 2004, the components of net assets on a tax basis were as follows:

                                         Delaware International      Delaware Emerging        Delaware International
                                           Value Equity Fund           Markets Fund            Small Cap Value Fund
                                         ----------------------      -----------------        ----------------------
  Shares of beneficial interest              $451,135,419              $283,694,890                  $20,657,567
  Undistributed ordinary income                 1,970,251                 4,216,721                           --
  Undistributed long-term capital gain          5,380,479                 6,139,352                    1,285,097
  Unrealized appreciation of investments
    and foreign currencies                    138,990,520                46,141,550                    6,349,597
                                             ------------              ------------                  -----------
  Net assets                                 $597,476,669              $340,192,513                  $28,292,261
                                             ============              ============                  ===========

                                       41

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2004, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

                                                     Delaware International
                                                      Small Cap Value Fund
                                                     ----------------------
Undistributed net investment income                        $2,560
Accumulated realized gain (loss)                           (2,559)
Paid-in capital                                                (1)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2004, the Funds utilized capital loss carryforwards as follows:

                                      Delaware International           Delaware Emerging          Delaware International
                                        Value Equity Fund                 Markets Fund             Small Cap Value Fund
                                      ----------------------           -----------------          ----------------------
                                           $3,714,696                      $4,321,649                    $845,043

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                      Delaware International           Delaware Emerging          Delaware International
                                        Value Equity Fund                 Markets Fund             Small Cap Value Fund
                                      ----------------------           -----------------          ----------------------
                                        Year         Year              Year         Year             Year         Year
                                       Ended         Ended             Ended        Ended           Ended        Ended
                                      11/30/04     11/30/03           11/30/04    11/30/03         11/30/04     11/30/03
Shares sold:
  Class A                             9,838,008   16,057,771         14,586,055   3,660,524         789,295    1,089,258
  Class B                               596,758      693,862            664,931     274,078         165,313      310,396
  Class C                             2,276,705    1,598,097          3,334,562     575,388         275,661      161,235
  Class R                                78,719       26,961                 --          --              --           --
Institutional Class                   5,563,051    5,186,756          4,606,103     245,228          27,300      119,548

Shares issued upon reinvestment
   of dividends and distributions:
  Class A                               157,814      375,120             62,887      24,723          16,888       15,533
  Class B                                14,326       81,469              7,525       6,673           3,494        5,186
  Class C                                15,563       50,147              7,986       4,111             788          148
  Class R                                   395           --                 --          --              --           --
Institutional Class                      93,262      256,003             11,234       9,988              13       11,274
                                     ----------   ----------         ----------  ----------      ----------   ----------
                                     18,634,601   24,326,186         23,281,283   4,800,713       1,278,752    1,712,578
                                     ----------   ----------         ----------  ----------      ----------   ----------
Shares repurchased:
  Class A                            (5,778,031)  (9,790,395)        (3,750,765) (1,292,759)       (726,240)    (423,972)
  Class B                              (613,271)    (564,384)          (175,704)    (84,003)       (247,948)     (87,216)
  Class C                              (588,210)    (261,477)          (384,720)   (189,950)        (44,878)      (3,092)
  Class R                               (10,040)      (1,003)                --          --              --           --
Institutional Class                  (2,490,648)  (2,833,137)          (816,135)    (73,267)           (177)    (593,487)
                                     ----------   ----------         ----------  ----------      ----------   ----------
                                     (9,480,200) (13,450,396)        (5,127,324) (1,639,979)     (1,019,243)  (1,107,767)
                                     ----------   ----------         ----------  ----------      ----------   ----------
Net increase                          9,154,401   10,875,790         18,153,959   3,160,734         259,509      604,811
                                     ==========   ==========         ==========  ==========      ==========   ==========

For the years ended November 30, 2004 and 2003, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.

                                                                 Year Ended                                   Year Ended
                                                                  11/30/04                                     11/30/03
                                                Class B shares  Class A shares   Value      Class B shares  Class A shares   Value
                                                --------------  -------------- ----------   --------------  -------------- --------
Delaware International Value Equity Fund           118,129         117,404     $1,702,408       79,936        79,625       $893,832
Delaware Emerging Markets Fund                      12,964          12,758        154,295        1,783         1,757         13,712
Delaware International Small Cap Value Fund         69,342          69,129        650,955          306           305          2,130

                                       42

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2004, or at any time during the year.

7. FOREIGN EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at November 30, 2004:

Delaware International Value Equity Fund:
                                                                                                                     Unrealized
                                                                     Value of Contract                              Appreciation
Contracts to Receive/(Deliver)                    In Exchange For       at 11/30/04            Settlement Date     (Depreciation)
------------------------------                    ---------------    -----------------         ---------------     --------------
(30,705,000) British Pounds                         $55,993,638         $58,443,262               1/31/05           ($2,449,624)
917,124 Japanese Yen                                      8,941               8,922               12/1/04                   (19)
1,309,800 Japanese Yen                                   12,766              12,742               12/2/04                   (24)
                                                                                                                   ------------
                                                                                                                    ($2,449,667)
                                                                                                                   ------------
Delaware Emerging Markets Fund:
                                                                                                                     Unrealized
                                                                     Value of Contract                              Appreciation
Contracts to Receive/(Deliver)                    In Exchange For       at 11/30/04            Settlement Date     (Depreciation)
------------------------------                    ---------------    -----------------         ---------------     --------------
(125,096,000) Czech Korunas                         $5,349,641          $5,360,874                 2/28/05             ($11,233)
(3,404,952) Czech Korunas                              145,822             145,979                 12/1/04                 (157)
(4,089,475) Czech Korunas                              175,537             175,326                 12/2/04                  211
617,701 Brazilian Real                                 227,263             227,096                 12/1/04                 (167)
2,032,677 Polish Zloty                                 640,920             645,345                 12/1/04                4,425
1,146,879 South African Rands                          194,485             197,831                 12/1/04                3,346
7,738,751 South African Rands                        1,343,113           1,334,678                 12/3/04               (8,435)
                                                                                                                    -----------
                                                                                                                       ($12,010)
                                                                                                                    -----------
Delaware International Small Cap Value Fund:
                                                                                                                     Unrealized
                                                                     Value of Contract                              Appreciation
Contracts to Receive/(Deliver)                    In Exchange For       at 11/30/04            Settlement Date     (Depreciation)
------------------------------                    ---------------    -----------------         ---------------     --------------
(2,210,000) British Pounds                           $4,030,156         $4,206,468                 1/31/05            ($176,312)
2,284,709 Japanese Yen                                   22,279             22,226                 12/1/04                  (53)
                                                                                                                    -----------
                                                                                                                      ($176,365)
                                                                                                                    ===========

8. SECURITIES LENDING
The Delaware International Value Equity Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

8. SECURITIES LENDING (CONTINUED)
At November 30, 2004, the market value of securities on loan for Delaware International Value Equity Fund was $74,654,128, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Delaware International Value Equity Fund's Statement of Net Assets under the caption "Securities Lending Collateral."

9. CREDIT AND MARKET
Risk Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of the Delaware International Value Equity Fund, each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware International Value Equity Fund may invest up to 10% in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware International Small Cap Value Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

10. INDUSTRY ALLOCATION
As of November 30, 2004, each Fund's investment in equity securities classified by type of business were as follows:

                                              Delaware International          Delaware Emerging          Delaware International
Industry (as a percentage of net assets)        Value Equity Fund               Markets Fund              Small Cap Value Fund
----------------------------------------      ----------------------          -----------------          ----------------------
Automobiles & Components                             2.88%                           1.77%                        2.01%
Banks                                               17.68                           10.93                           --
Capital goods                                        2.12                              --                           --
Commercial Services & Supplies                       1.23                              --                           --
Construction Materials                                --                               --                         1.18
Consumer Durables & Apparel                          1.63                            6.89                         1.86
Consumer Goods                                        --                               --                         2.56
Diversified Financials                               5.82                            4.93                         8.81
Electrical Equipment                                  --                               --                         6.32
Energy                                              11.75                            6.73                         3.03
Food, Beverage & Tobacco                             3.60                            6.37                        10.29
Food & Staples Retailing                             4.42                              --                           --
Hotels, Restaurants & Leisure                        2.21                            1.32                         0.93
Household Durables                                    --                             1.41                           --
Insurance                                            2.02                              --                           --
Materials                                            9.98                           16.69                         6.95
Media                                                1.88                              --                           --
Pharmaceuticals & Biotechnology                      7.01                            5.27                         5.10
Real Estate                                          1.52                              --                           --
Retail                                                --                               --                         5.80
Semiconductors & Semiconductor Equipment              --                             2.57                           --
Services                                              --                               --                        19.81
Technology                                           4.03                            1.33                         2.48
Telecommunications                                   8.35                           14.40                         1.09
Transportation                                       0.86                            8.65                        15.04
Utilities                                            7.59                            5.30                         3.16
                                                  -------                         -------                      -------
Total                                               96.58%                          94.56%                       96.42%
                                                  =======                         =======                      =======

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)

11. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2004, each Fund designates distributions paid during the year as follows:

                                                               (A)              (B)
                                                            Long-Term         Ordinary
                                                          Capital Gains        Income            Total           (C)
                                                          Distributions    Distributions     Distributions    Qualifying
                                                           (Tax Basis)      (Tax Basis)       (Tax Basis)    Dividends(1)
--------------------------------------------              -------------    -------------     -------------   ------------
Delaware International Value Equity Fund                        --              100%              100%             --
Delaware Emerging Markets Fund                                  --              100%              100%             --
Delaware International Small Cap Value Fund                     1%               99%              100%             --

(A) and (B) are based on a percentage of each Fund's total distributions.

(C) is based on a percentage of each Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended November 30, 2004, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV. The amounts paid for the year ended November 30, 2004 were as follows:

                                   Delaware International           Delaware Emerging          Delaware International
                                      Value Equity Fund                Markets Fund             Small Cap Value Fund
                                   ----------------------           -----------------          ----------------------
                                        $4,501,811                     $1,143,737                     $205,059

The per share amount of foreign taxes paid to each country is listed in the following schedule:

Delaware International Value Equity Fund                           Delaware Emerging Markets Fund

                                Gross Dividend    Foreign Taxes                                    Gross Dividend     Foreign Taxes
Country                            Per Share     Paid Per Share    Country                            Per Share      Paid Per Share
-------                         --------------   --------------    -------                         --------------    --------------
Australia                          $0.0671           $0.0009       Israel                                 $0.0071        $0.0018
Belgium                             0.0068            0.0012       Malaysia                                0.0105         0.0000
Finland                             0.0058            0.0010       Mexico                                  0.0178         0.0000
France                              0.0303            0.0054       Panama                                  0.0000         0.0000
Germany                             0.0150            0.0026       Poland                                  0.0000         0.0000
Hong Kong                           0.0156            0.0000       Republic of Korea                       0.0143         0.0022
Italy                               0.0214            0.0009       Russia                                  0.0012         0.0001
Japan                               0.0246            0.0019       South Africa                            0.0437         0.0000
Netherlands                         0.0360            0.0032       Taiwan                                  0.0301         0.0061
New Zealand                         0.0193            0.0034       Thailand                                0.0103         0.0008
Singapore                           0.0074            0.0000       United Kingdom                          0.0007         0.0000
South Africa                        0.0088            0.0000
South Korea                         0.0063            0.0000       Delaware International Small Cap Value Fund
Spain                               0.0317            0.0042
Taiwan                              0.0002            0.0001
United Kingdom                      0.1571            0.0175
                                                                                                   Gross Dividend     Foreign Taxes
                                                                   Country                            Per Share      Paid Per Share
Delaware Emerging Markets Fund                                     -------                         --------------    --------------
                                                                   Australia                               $0.0100       $0.00
                                Gross Dividend    Foreign Taxes    Denmark                                  0.0000        0.0000
Country                            Per Share     Paid Per Share    Finland                                  0.0035        0.0005
-------                         --------------   --------------    France                                   0.0168        0.0024
Argentina                            $0.0018         $0.0000       Germany                                  0.0236        0.0035
Brazil                                0.0294          0.0017       Hong Kong                                0.0331        0.0000
Chile                                 0.0044          0.0009       Ireland                                  0.0047        0.0000
China                                 0.0060          0.0000       Japan                                    0.0168        0.0012
Croatia                               0.0015          0.0001       Luxembourg                               0.0000        0.0000
Czech Republic                        0.0138          0.0021       Netherlands                              0.0251        0.0031
Egypt                                 0.0083          0.0000       New Zealand                              0.0043        0.0006
Estonia                               0.0068          0.0009       Norway                                   0.0000        0.0000
Hong Kong                             0.0069          0.0000       Singapore                                0.0502        0.0006
Hungary                               0.0067          0.0011       Spain                                    0.0082        0.0010
India                                 0.0055          0.0001       Switzerland                              0.0128        0.0019
Indonesia                             0.0210          0.0032       United Kingdom                           0.1067        0.0104

REPORT
     OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware Group Global & International Funds (comprised of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value
Fund) (the "Funds") as of November 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Delaware Group Global & International Funds at November 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 14, 2005

OTHER FUND INFORMATION                              DELAWARE INTERNATIONAL FUNDS

PROXY RESULTS (UNAUDITED)
Shareholders of the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund voted on the following proposals at the special meeting of shareholders on August 30, 2004. The description of each proposal and the number of share voted were as follows:

1. To approve an Investment Management Agreement between the Trust, on behalf of the Funds, and Delaware Management Company.

                                   Delaware International        Delaware Emerging        Delaware International
                                     Value Equity Fund             Markets Fund            Small Cap Value Fund
                                   ----------------------        -----------------        ----------------------
Shares Voted For                          20,319,825                 8,114,022                  1,624,248
Shares Voted Against                       4,408,518                    52,677                      6,541
Shares Voted Abstain                         297,998                    71,654                     55,554

2. To approve a Sub-Advisory Agreement between Delaware Management Company and Delaware International Advisers Ltd. ("DIAL").


                                   Delaware International        Delaware Emerging        Delaware International
                                     Value Equity Fund             Markets Fund            Small Cap Value Fund
                                   ----------------------        -----------------        ----------------------
Shares Voted For                          20,322,141                  8,086,802                 1,621,923
Shares Voted Against                       4,418,474                     75,964                     8,866
Shares Voted Abstain                         285,726                     75,587                    55,554

DELAWARE INVESTMENTS FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                   NUMBER OF           OTHER
                                                                             PRINCIPAL         PORTFOLIOS IN FUND   DIRECTORSHIPS
   NAME,                      POSITION(S)                                   OCCUPATION(S)       COMPLEX OVERSEEN      HELD BY
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING          BY TRUSTEE/DIRECTOR TRUSTEE/DIRECTOR
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS          OR OFFICER          OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   JUDE T. DRISCOLL(2)    Chairman, President,       4 Years -           Since August 2000,             75             None
   2005 Market Street  Chief Executive Officer, Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA       and Trustee(4)                          various executive capacities
       19103                                         1 Year -          at different times at
                                                      Trustee         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   WALTER P. BABICH              Trustee            16 Years              Board Chairman -            92             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Trustee            25 Years(3)           Private Investor            92       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103                                                                                                  President/Director -
                                                                                                               22 WR Corporation
  August 7, 1937


   JOHN A. FRY                   Trustee(4)         3 Years                  President -              75          Director -
 2005 Market Street                                                    Franklin & Marshall College              Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                       Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Trustee            11 Years        Founder/Managing Director -       92             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

  December 7, 1938

                                                                                                   NUMBER OF             OTHER
                                                                             PRINCIPAL         PORTFOLIOS IN FUND    DIRECTORSHIPS
   NAME,                      POSITION(S)                                   OCCUPATION(S)       COMPLEX OVERSEEN        HELD BY
  ADDRESS                      HELD WITH          LENGTH OF TIME               DURING          BY TRUSTEE/DIRECTOR  TRUSTEE/DIRECTOR
AND BIRTHDATE                   FUND(S)               SERVED                PAST 5 YEARS          OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN                  Trustee             15 Years     Treasurer/Chief Fiscal Officer -    92           Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                        Chairperson - Andy
     19103                                                                                                        Warhol Foundation

                                                                                                                     Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   THOMAS F. MADISON             Trustee             10 Years               President/Chief           92           Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                     Director -
                                                                            and Consulting)                      CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                                Director -
                                                                                                                Digital River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   JANET L. YEOMANS              Trustee             5 Years            Vice President/Mergers &      92             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive             1 Year          Mr. Hastings has served in       92             None(5)
    2005 Market Street       Vice President                          various executive capacities
     Philadelphia, PA              and                                  at different times at
         19103               Chief Financial                            Delaware Investments.
                                 Officer


   Decenber 19, 1949

   RICHELLE S. MAESTRO   Executive Vice President,    1 Year         Ms. Maestro has served in         92             None(5)
   2005 Market Street       Chief Legal Officer                    various executive capacities
    Philadelphia, PA          and Secretary                           at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF        Senior Vice President     8 Years          Mr. Bishof has served in        92             None(5)
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                              AFFILIATED OFFICERS                            CONTACT INFORMATION
JUDE T. DRISCOLL                               JOSEPH H. HASTINGS                             INVESTMENT MANAGER
Chairman                                       Executive Vice President and                   Delaware Management Company
Delaware Investments Family of Funds           Chief Financial Officer                        Philadelphia, PA
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                               NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                              Delaware Distributors, L.P.
Board Chairman                                 RICHELLE S. MAESTRO                            Philadelphia, PA
Citadel Construction Corporation               Executive Vice President,
King of Prussia, PA                            Chief Legal Officer and Secretary              SHAREHOLDER SERVICING, DIVIDEND
                                               Delaware Investments Family of Funds           DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                                 Philadelphia, PA                               Delaware Service Company, Inc.
Private Investor                                                                              2005 Market Street
Gwynedd Valley, PA                             MICHAEL P. BISHOF                              Philadelphia, PA 19103-7094
                                               Senior Vice President and Treasurer
JOHN A. FRY                                    Delaware Investments Family of Funds           FOR SHAREHOLDERS
President                                      Philadelphia, PA                               800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                                 FOR SECURITIES DEALERS AND FINANCIAL
                                                                                              INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                              800 362-7500
Managing Director
Anthony Knerr & Associates                                                                    WEB SITE
New York, NY                                                                                  www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfoli securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9110)                                                        Printed in the USA
AR-034 [11/04] IVES 1/05                                                   J9929

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4.  Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $60,200 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $53,050 for the fiscal year ended November 30, 2003.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $164,700 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").


_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $162,700 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").


         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $5,250 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $3,750 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $469,909 and $351,430 for the Registrant's fiscal years ended November 30, 2004 and November 30, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.



Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12.   Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  Delaware Group Global and International Funds

JUDE T. DRISCOLL
------------------------------
By:    Jude T. Driscoll
Title: Chairman


Date:  2/1/05


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
------------------------------
By:    Jude T. Driscoll
Title: Chairman


Date:  2/1/05



JOSEPH H. HASTINGS
------------------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer


Date:  2/1/05